CMBS NEW ISSUE TERM SHEET

$915,792,000 (APPROXIMATE)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-C10
OFFERED CLASSES A-1, A-2, A-3, A-4, B, C, D AND E
CERTIFICATES


WACHOVIA BANK, NATIONAL ASSOCIATION
ARTESIA MORTGAGE CAPITAL CORPORATION AND
CITIGROUP GLOBAL MARKETS REALTY CORP.
MORTGAGE LOAN SELLERS

WACHOVIA BANK, NATIONAL ASSOCIATION
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

FEBRUARY 2004
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF WACHOVIA CAPITAL MARKETS, LLC, CITIGROUP GLOBAL MARKETS INC., BANC OF AMERICA SECURITIES LLC AND GOLDMAN, SACHS & CO. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, YOU (AND EACH OF YOUR EMPLOYEES, REPRESENTATIVES OR OTHER AGENTS) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME "TAX TREATMENT" AND "TAX STRUCTURE" (IN EACH CASE, WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.6011-4) AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) OF THE TRANSACTION CONTEMPLATED HEREBY THAT ARE PROVIDED TO YOU (OR YOUR REPRESENTATIVES) RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE, OTHER THAN THE NAME OF THE ISSUER OR INFORMATION THAT WOULD PERMIT IDENTIFICATION OF THE ISSUER, AND EXCEPT THAT WITH RESPECT TO ANY DOCUMENT OR SIMILAR ITEM THAT IN EITHER CASE CONTAINS INFORMATION CONCERNING THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION AS WELL AS OTHER INFORMATION, THIS SENTENCE SHALL ONLY APPLY TO SUCH PORTIONS OF THE DOCUMENT OR SIMILAR ITEM THAT RELATE TO THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION.


WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                               TABLE OF CONTENTS

TRANSACTION STRUCTURE
  Structure Overview ..................................................   3
  Structure Schematic .................................................   4
  Transaction Terms ...................................................   5

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
  General Characteristics .............................................   9
  Property Type .......................................................  10
  Property Location ...................................................  11
  Cut-Off Date Balance ................................................  12
  Mortgage Rate .......................................................  13
  Underwritten Debt Service Coverage Ratio ............................  14
  Cut-Off Date Loan-to-Value Ratio ....................................  15
  Maturity Date or ARD Loan-to-Value Ratio ............................  15
  Original Term to Maturity or ARD ....................................  16
  Remaining Term to Maturity or ARD ...................................  16
  Seasoning ...........................................................  17
  Original Amortization Term ..........................................  18
  Remaining Stated Amortization Term ..................................  18
  Prepayment Provisions Summary .......................................  19
  Prepayment Provision Based on Outstanding Principal Balance .........  19

TWENTY LARGEST MORTGAGE LOANS .........................................  21
  11 Madison Avenue ...................................................  22
  Phillips Point Office Building ......................................  25
  Starrett-Lehigh Building ............................................  28
  IBM Center ..........................................................  31
  North Riverside Park Mall ...........................................  33
  520 Eighth Avenue ...................................................  36
  Villa Del Sol Apartments ............................................  39
  Pine Trail Square ...................................................  41
  Pacific Center ......................................................  44
  Bal Harbour Square ..................................................  47
  Fairfax Corner-Building D ...........................................  50
  Indigo Creek Apartments .............................................  51
  Sunrise Bay Apartments ..............................................  52
  Cole Companies Portfolio ............................................  53
  Caribbean Isle Apartments ...........................................  55
  Merritt Creek Farm Shopping Center ..................................  56
  Flemington Mall .....................................................  57
  Summit San Raphael Apartments .......................................  58
  Festival Plaza ......................................................  59
  840 North Broadway ..................................................  60

ADDITIONAL MORTGAGE LOAN INFORMATION ..................................  61


      STRUCTURE            POOL CHARACTERISTICS                   TOP 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
================================================================================

STRUCTURE OVERVIEW
================================================================================
OFFERED CERTIFICATES

           EXPECTED
            RATINGS                         APPROX.                                                   ASSUMED
        ---------------                      % OF         APPROX.      WEIGHTED                        FINAL
                          CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS    S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)     RATE TYPE
===========================================================================================================================
  A-1    AAA     Aaa     $ 65,890,000        5.107%        16.750%        3.50     03/04 - 12/08     12/15/08       Fixed
---------------------------------------------------------------------------------------------------------------------------
  A-2    AAA     Aaa     $ 93,215,000        7.225%        16.750%        5.50     12/08 - 12/10     12/15/10       Fixed
---------------------------------------------------------------------------------------------------------------------------
  A-3    AAA     Aaa     $ 82,239,000        6.375%        16.750%        7.53     12/10 - 02/13     02/15/13       Fixed
---------------------------------------------------------------------------------------------------------------------------
  A-4    AAA     Aaa     $571,240,000       44.279%        16.750%        9.86     02/13 - 02/14     02/15/14       Fixed
---------------------------------------------------------------------------------------------------------------------------
  B       AA     Aa2     $ 38,703,000        3.000%        13.750%        9.97     02/14 - 02/14     02/15/14       Fixed
---------------------------------------------------------------------------------------------------------------------------
  C      AA-     Aa3     $ 16,127,000        1.250%        12.500%        9.97     02/14 - 02/14     02/15/14       Fixed
---------------------------------------------------------------------------------------------------------------------------
  D       A       A2     $ 32,252,000        2.500%        10.000%        9.97     02/14 - 02/14     02/15/14       Fixed
---------------------------------------------------------------------------------------------------------------------------
  E       A-      A3     $ 16,126,000        1.250%         8.750%        9.97     02/14 - 02/14     02/15/14       Fixed
---------------------------------------------------------------------------------------------------------------------------


NON-OFFERED CERTIFICATES

               EXPECTED
                RATINGS                              APPROX.                                               ASSUMED
          -------------------                         % OF         APPROX.      WEIGHTED                    FINAL
                                CERTIFICATE       CUT-OFF DATE     CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P     MOODY'S    BALANCE(1)        POOL BALANCE     SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
================================================================================================================================
 A-1A(3)       (3)       (3)   $  261,423,000        20.264%      16.750%         (3)            (3)          (3)        Fixed
--------------------------------------------------------------------------------------------------------------------------------
 F(3)          (3)       (3)   $   19,352,000         1.500%       7.250%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 G(3)          (3)       (3)   $   14,513,000         1.125%       6.125%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 H(3)          (3)       (3)   $   17,739,000         1.375%       4.750%         (3)            (3)          (3)        WAC(5)
--------------------------------------------------------------------------------------------------------------------------------
 J(3)          (3)       (3)   $   12,901,000         1.000%       3.750%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 K(3)          (3)       (3)   $    8,063,000         0.625%       3.125%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 L(3)          (3)       (3)   $    6,451,000         0.500%       2.625%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 M(3)          (3)       (3)   $    4,838,000         0.375%       2.250%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 N(3)          (3)       (3)   $    4,838,000         0.375%       1.875%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 O(3)          (3)       (3)   $    4,838,000         0.375%       1.500%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 P(3)          (3)       (3)   $   19,351,569         1.500%       0.000%         (3)            (3)          (3)       Fixed(4)
--------------------------------------------------------------------------------------------------------------------------------
 SL(3)         (3)       (3)   $   24,000,000         N/A          N/A            (3)            (3)          (3)        Fixed
--------------------------------------------------------------------------------------------------------------------------------
 X-C(3)        (3)       (3)   $1,290,099,569(6)      N/A          N/A            N/A            N/A          (3)       Variable
--------------------------------------------------------------------------------------------------------------------------------
 X-P(3)        (3)       (3)   $1,246,996,000(6)      N/A          N/A            N/A            N/A          (3)       Variable
--------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -- Yield Considerations" in the preliminary prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4) The pass-through rates applicable to the Class F, Class G, Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(5) The pass-through rate applicable to the Class H certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                          STRUCTURE

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
================================================================================



                              STRUCTURAL OVERVIEW

                               [GRAPHIC OMITTED]


                                               Note: Classes are not drawn to scale.
----------------------------------------------------------------------------------------------------------------------------------
                                                       ADMINISTRATIVE FEE
----------------------------------------------------------------------------------------------------------------------------------

        X-P                                                                                             X-C


    A1-A



Class A-1  Class A-2  Class A-3  Class A-4  Class B  Class C  Class D  Class E  Class F   Class G   Class H   Class J   Class K
AAA/Aaa    AAA/Aaa    AAA/Aaa    AAA/Aaa    AA/Aa2   AA-/Aa3  A/A2     A-/A3    BBB/Baa1  BBB/Baa2  BBB/Baa1  BB+/Ba1   BB/Ba2






--------------------------------------------------------

--------------------------------------------------------






                                                          Initial WAC



Class L   Class M   Class N   Class O   Class P
BB-/Ba3   B+/B1      B/B2      B-/B3        NR






[ ] X-P Certificates

[ ] X-C Certificates





                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED FEBRUARY 4, 2004.



ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D
                        and Class E Certificates (the "Offered Certificates") are offered publicly. All other
                        Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, February 11,
                        2004 (or in the case of 16 Mortgage Loans, February 1, 2004). All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 102 Mortgage Loans (the "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $1,290,099,569 (the "Cut-Off Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 102 properties (the
                        "Mortgaged Properties") located throughout 32 states and the District of Columbia. The
                        Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2"
                        and, collectively, the "Loan Groups"). Loan Group 1 will consist of (i) all of the Mortgage
                        Loans that are not secured by Mortgaged Properties that are multifamily properties and/or mobile home park properties and (ii) 3 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 1 is expected to consist of 75 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $1,028,676,428 (the "Cut-Off
                        Date Group 1 Balance"). Loan Group 2 will consist of 25 Mortgage Loans that are secured by
                        Mortgaged Properties that are multifamily properties and 2 Mortgage Loans that are secured by
                        Mortgaged Properties that are mobile home park properties. Loan Group 2 is expected to consist of 27 Mortgage Loans, with an aggregage principal balance as of the Cut-Off Date of
                        $261,423,141 (the "Cut-Off Date Group 2 Balance" and, collectively with the Cut-Off Date Group
                        1 Balance, the "Cut-Off Date Group Balances").

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association ........... 82.9% of the Cut-Off Date Pool Balance

                        Artesia Mortgage Capital Corporation .......... 9.4% of the Cut-Off Date Pool Balance

                        Citigroup Global Markets Realty Corp .......... 7.8% of the Cut-Off Date Pool Balance

UNDERWRITERS            Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC
                        and Goldman, Sachs & Co.

TRUSTEE                 Wells Fargo Bank, N.A.

MASTER SERVICER         Wachovia Bank, National Association

SPECIAL SERVICER        Lennar Partners, Inc. (except that with respect to the 11 Madison Avenue Loan, the initial
                        Special Servicer will be Wachovia Bank, National Association)

RATING AGENCIES         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and
                        Moody's Investors Service, Inc. ("Moody's").


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.


                                                                 Structure

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about February 26, 2004.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in March 2004.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class X-C and Class
                          X-P Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical
                          Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2,
                          Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4
                          Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class
                          A-3, Class A-4 and/or Class A-1A Certificates remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-3, Class A-4 and/or Class A-1A
                          Certificates will be made on a pro rata basis. Neither the Class X-C nor Class X-P Certificates will be entitled to distributions of principal. The Class SL
                          Certificates will only be entitled to receive distributions of principal collected in respect of the Starrett-Lehigh Building Subordinate Loan.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                           GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE   actually collected will be distributed to
 CHARGES                 Certificateholders on the Distribution Date following
                         the collection period in which the prepayment occurred.
                         On each Distribution Date, the holders of each Class of
                         Offered Certificates and Class A-1A, Class F, Class G
                         and Class H Certificates then entitled to principal
                         distributions will be entitled to a portion of
                         Prepayment Premiums or Yield Maintenance Charges (in
                         the case of the Class A-1, Class A-2, Class A-3, Class
                         A-4 and Class A-1A Certificates, to the extent related
                         to the particular Loan Group) equal to the product of
                         (a) the amount of such Prepayment Premiums or Yield
                         Maintenance Charges, multiplied by (b) a fraction, the
                         numerator of which is equal to the excess, if any, of
                         the Pass-Through Rate of such Class of Certificates
                         over the relevant Discount Rate, and the denominator of
                         which is equal to the excess, if any, of the Mortgage
                         Rate of the prepaid Mortgage Loan over the relevant
                         Discount Rate, multiplied by (c) a fraction, the
                         numerator of which is equal to the amount of principal
                         distributable on such Class of Certificates on such
                         Distribution Date, and the denominator of which is the
                         Principal Distribution Amount for such Distribution
                         Date. Prepayment Premiums and Yield Maintenance Charges
                         received in respect of the Starrett-Lehigh Building
                         Subordinate Loan will be distributed to the holders of
                         the Class SL Certificates.

                         The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows: (a) on or before the distribution date in February 2011, 85% to the holders of the Class X-C Certificates and 15% to the holders of the Class X-P Certificates and (b) thereafter, 100% to the holders of the Class X-C
                         Ceritificates.

ADVANCES The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (including interest advances on the Starrett-Lehigh Building
                         Subordinate Loan) but only to the extent that such Advances are deemed recoverable and, in the case of P&I
                         Advances, subject to Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a
                         Required Appraisal Loan (plus other amounts overdue or
                         advanced in connection with such loan) exceeds 90% of
                         the appraised value of the related Mortgaged Property
                         plus all escrows and reserves (including letters of
                         credit) held with respect to the Mortgage Loan
                         (including the Starrett-Lehigh Building Whole Loan). As
                         a result of calculating an Appraisal Reduction Amount
                         for a given Mortgage Loan (including the
                         Starrett-Lehigh Building Whole Loan), the P&I Advance
                         for such loan will be reduced, which will have the
                         effect of reducing the amount of interest available for
                         distribution to the Subordinate Certificates in reverse
                         alphabetical order of the Classes. An Appraisal
                         Reduction will be reduced to zero as of the date the
                         related Mortgage Loan has been brought current for at
                         least three consecutive months, paid in full,
                         liquidated, repurchased, or otherwise disposed.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                           GOLDMAN, SACHS & CO.

                                                                 Structure

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

OPTIONAL TERMINATION   The Master Servicer, each Special Servicer and certain
                       Certificateholders will have the option to terminate the
                       Trust, in whole but not in part, and purchase the
                       remaining assets of the Trust on or after the
                       Distribution Date on which the Stated Principal Balance
                       of the Mortgage Loans then outstanding is less than 1% of
                       the Cut-Off Date Pool Balance. Such purchase price will
                       generally be at a price equal to the unpaid aggregate
                       principal balance of the Mortgage Loans (or fair market
                       value in the case of REO Properties), plus accrued and
                       unpaid interest and certain other additional trust fund
                       expenses.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the
                       Certificate Balance of which is (i) greater than 25% of
                       its original Certificate Balance and (ii) equal to or
                       greater than 1.0% of the sum of the original Certificate
                       Balances of all the Sequential Pay Certificates;
                       provided, however, that if no Class of Sequential Pay
                       Certificates satisfies clause (b) above, the Controlling
                       Class shall be the outstanding Class of Sequential Pay
                       Certificates bearing the latest alphabetical Class
                       designation.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.
                       TAX The Offered Certificates will be treated as regular interests in a REMIC.

CONTACTS

                         WACHOVIA CAPITAL MARKETS, LLC   CITIGROUP GLOBAL MARKETS INC.

                         William J. Cohane               Paul Vanderslice
                         (704) 374-6161 (Phone)          (212) 723-6156 (Phone)
                         (704) 715-0066 (Fax)            (212) 723-8599 (Fax)

                         Scott Fuller                    Angela Vleck
                         (704) 715-1235 (Phone)          (212) 816-8087 (Phone)
                         (704) 715-1214 (Fax)            (212) 816-8307 (Fax)

                         Bob Ricci                       Joseph Siragusa
                         (704) 715-1235 (Phone)          (212) 816-7973 (Phone)
                         (704) 715-1214 (Fax)            (212) 816-8307 (Fax)


                         BANC OF AMERICA SECURITIES LLC   GOLDMAN, SACHS & CO.

                         Bill Hale                        Rolf Edwards
                         (704) 388-1597 (Phone)           (212) 902-5637 (Phone)
                         (704) 388-9677 (Fax)             (212) 346-3594 (Fax)

                         Geordie Walker                   Scott Wisenbaker
                         (704) 388-1597 (Phone)           (212) 902-2858 (Phone)
                         (704) 388-9677 (Fax)             (212) 346-3594 (Fax)

                         Chuck Mather
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                           GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================

                                                                                 ALL                 LOAN               LOAN
GENERAL CHARACTERISTICS                                                     MORTGAGE LOANS          GROUP 1            GROUP 2
==================================================================================================================================
 Number of Mortgage Loans ..............................................               102                  75                 27
 Number of Crossed Loan Pools ..........................................                 2                   2                  0
 Number of Mortgaged Properties ........................................               102                  75                 27
 Aggregate Balance of all Mortgage Loans ...............................    $1,290,099,569      $1,028,676,428       $261,423,141
 Number of Mortgage Loans with Balloon Payments(1) .....................                37                  30                  7
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ..........    $  421,126,266      $  373,653,562       $ 47,472,704
 Number of Mortgage Loans with Anticipated Repayment Date(2) ...........                45                  26                 19
 Aggregate Balance of Mortgage Loans with Anticipated Repayment                                 $  485,333,493       $209,883,473
  Date(2) ..............................................................    $  695,216,967                   4                  1
 Number of Fully Amortizing Mortgage Loans .............................                 5      $    4,939,123       $  4,066,964
 Aggregate Balance of Fully Amortizing Mortgage Loans ..................    $    9,006,086                  15                  0
 Number of Interest Only Mortgage Loans ................................                15      $  164,750,250       $          0
 Aggregate Balance of Interest Only Mortgage Loans .....................    $  164,750,250      $   13,715,686       $  9,682,339
 Average Balance of Mortgage Loans .....................................    $   12,648,035      $      280,589       $  1,300,000
 Minimum Balance of Mortgage Loans .....................................    $      280,589      $  143,333,333       $ 45,000,000
 Maximum Balance of Mortgage Loans .....................................    $  143,333,333
 Maximum Balance for a group of cross-collateralized and
  cross-defaulted Mortgage Loans(3) ....................................    $   19,650,250      $   19,650,250       $          0
 Weighted Average LTV ratio(4)_ ........................................              68.4%               66.4%              76.4%
 Minimum LTV ratio(4) ..................................................              28.1%               28.1%              34.7%
 Maximum LTV ratio(4) ..................................................              80.0%               80.0%              80.0%
 Weighted Average DSCR(5) ..............................................              1.65x               1.74x              1.29x
 Minimum DSCR(5) .......................................................              1.17x               1.17x              1.20x
 Maximum DSCR(5) .......................................................              3.68x               3.68x              2.99x
 Weighted Average LTV at Maturity or Anticipated Repayment
  Date(6) ..............................................................              60.7%               59.0%              67.4%
 Range of Mortgage Loan interest rates .................................      4.290%-8.500%       4.290%-8.500%      4.960%-6.540%
 Weighted Average Mortgage Loan interest rate ..........................             5.613%              5.641%             5.503%
 Range of Remaining Term to Maturity or Anticipated Repayment
  Date (months) ........................................................          56 - 239            56 - 191           58 - 239
 Weighted Average Remaining Term to Maturity or Anticipated
  Repayment Date (months) ..............................................               110                 113                 97
==================================================================================================================================

---------
(1) Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest-only for their entire term.

(2) Not including Mortgage Loans that are interest-only for their entire term.

(3) Consists of a group of 11 individual Mortgage Loans (loan numbers 72, 82, 84, 85, 88, 91, 94, 95, 96, 97 and 99).

(4) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

(5) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(6) For purposes of determining the LTV Ratio at Maturity or Anticipated Repayment Date of 1 Mortgage Loan (loan number 59), representing 0.3% of the Cut-Off Date Pool Balance (0.4% of the Cut-Off Date Group 1 Balance), such ratio was reduced by taking into account an amount available under a letter of credit or cash reserve.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                          Pool Characteristics

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                OFFICE                      43.9%
                RETAIL                      29.2%
                MULTIFAMILY                 22.3%
                HOSPITALITY                  1.7%
                MIXED USE                    1.4%
                MOBILE HOME PARK             0.9%
                INDUSTRIAL                   0.4%
                SPECIAL PURPOSE              0.4%




PROPERTY TYPE

                                                                  % OF      % OF      % OF
                                                 AGGREGATE      CUT-OFF   CUT-OFF   CUT-OFF
                                  NUMBER OF       CUT-OFF         DATE      DATE      DATE
                                  MORTGAGED         DATE          POOL    GROUP 1   GROUP 2
         PROPERTY TYPE           PROPERTIES       BALANCE       BALANCE   BALANCE   BALANCE
==============================================================================================
 Office                               13      $  565,822,244    43.9%     55.0%      0.0%
----------------------------------------------------------------------------------------------
 Retail                               52         376,182,513    29.2      36.6       0.0
----------------------------------------------------------------------------------------------
  Retail - Anchored                   38         318,453,013    24.7      31.0       0.0
----------------------------------------------------------------------------------------------
  Retail - Shadow Anchored(3)          6          34,301,892     2.7       3.3       0.0
----------------------------------------------------------------------------------------------
  Retail - Unanchored                  8          23,427,609     1.8       2.3       0.0
----------------------------------------------------------------------------------------------
 Multifamily                          28         287,933,996    22.3       3.7      95.5
----------------------------------------------------------------------------------------------
 Hospitality                           2          21,492,513     1.7       2.1       0.0
----------------------------------------------------------------------------------------------
 Mixed Use                             3          17,537,800     1.4       1.7       0.0
----------------------------------------------------------------------------------------------
 Mobile Home Park                      2          11,807,666     0.9       0.0       4.5
----------------------------------------------------------------------------------------------
 Industrial                            1           4,738,590     0.4       0.5       0.0
----------------------------------------------------------------------------------------------
 Special Purpose(4)                    1           4,584,248     0.4       0.4       0.0
----------------------------------------------------------------------------------------------
                                     102      $1,290,099,569   100.0%    100.0%    100.0%
==============================================================================================



                                                                 WEIGHTED
                                                                  AVERAGE          MIN/MAX
                                 WEIGHTED                         CUT-OFF          CUT-OFF       WEIGHTED
                                  AVERAGE       MIN/MAX            DATE             DATE          AVERAGE
         PROPERTY TYPE            DSCR(1)       DSCR(1)        LTV RATIO(2)     LTV RATIO(2)   MORTGAGE RATE
================================================================================================================
 Office                         1.81x        1.20x/3.68x          62.8%           45.7%/79.1%     5.574%
----------------------------------------------------------------------------------------------------------------
 Retail                         1.69x        1.17x/3.36x          72.2%           28.1%/80.0%     5.628%
  Retail - Anchored             1.74x        1.17x/3.36x          72.2%           29.8%/80.0%     5.557%
----------------------------------------------------------------------------------------------------------------
  Retail - Shadow Anchored(3)   1.34x        1.22x/1.48x          74.8%           44.4%/79.9%     5.827%
----------------------------------------------------------------------------------------------------------------
  Retail - Unanchored           1.46x        1.21x/3.06x          67.9%           28.1%/75.9%     6.301%
----------------------------------------------------------------------------------------------------------------
 Multifamily                    1.31x        1.20x/2.99x          74.9%           34.7%/80.0%     5.494%
----------------------------------------------------------------------------------------------------------------
 Hospitality                    1.66x        1.52x/1.77x          61.3%           54.5%/69.9%     7.289%
----------------------------------------------------------------------------------------------------------------
 Mixed Use                      1.50x        1.44x/1.60x          72.2%           71.1%/74.9%     5.844%
----------------------------------------------------------------------------------------------------------------
 Mobile Home Park               1.28x        1.25x/1.40x          74.4%           72.8%/79.9%     5.654%
----------------------------------------------------------------------------------------------------------------
 Industrial                     1.27x        1.27x/1.27x          73.5%           73.5%/73.5%     6.320%
----------------------------------------------------------------------------------------------------------------
 Special Purpose(4)             1.78x        1.78x/1.78x          56.6%           56.6%/56.6%     7.070%
----------------------------------------------------------------------------------------------------------------
                                1.65X        1.17X/3.68X          68.4%           28.1%/80.0%     5.613%
================================================================================================================

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

(3) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(4) Specifically a Mortgaged Property where the sole tenant is a movie theater.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================

                               [GRAPHIC OMITTED]


Northern                    IL                  NY                   CA
  0.6%                     7.6%                23.5%                8.6%


Southern                    GA                  FL
  8.0%                     9.3%                 20.7%


               OTHER STATES: 30.3% OF CUT-OFF DATE POOL BALANCE.


PROPERTY LOCATION


                                                  % OF      % OF        % OF                    WEIGHTED
                                 AGGREGATE      CUT-OFF   CUT-OFF      CUT-OFF                   AVERAGE
                  NUMBER OF       CUT-OFF         DATE      DATE        DATE       WEIGHTED      CUT-OFF       WEIGHTED
                  MORTGAGED         DATE          POOL    GROUP 1      GROUP 2      AVERAGE       DATE          AVERAGE
     STATES      PROPERTIES       BALANCE       BALANCE   BALANCE      BALANCE      DSCR(1)   LTV RATIO(2)  MORTGAGE RATE
=============================================================================================================================
 NY                    5      $  303,623,333      23.5%     29.5%       0.0%         2.09x        54.3%          5.373%
-----------------------------------------------------------------------------------------------------------------------------
 FL                   15         266,602,912      20.7      22.8        12.3         1.39x        73.6%          6.025%
-----------------------------------------------------------------------------------------------------------------------------
 GA                   10         120,012,962       9.3      10.5         4.6         1.79x        64.6%          5.428%
-----------------------------------------------------------------------------------------------------------------------------
 CA                    7         110,856,021       8.6       5.5        20.8         1.51x        69.7%          5.790%
-----------------------------------------------------------------------------------------------------------------------------
 Southern(3)          5         103,250,000       8.0       4.8        20.8         1.50x        70.5%          5.656%
-----------------------------------------------------------------------------------------------------------------------------
 Northern(3)          2           7,606,021       0.6       0.7         0.0         1.57x        58.9%          7.618%
-----------------------------------------------------------------------------------------------------------------------------
IL                    5          98,586,031       7.6       9.3         1.1         1.94x        73.5%          5.413%
-----------------------------------------------------------------------------------------------------------------------------
Other                60         390,418,311      30.3      22.4        61.2(4)      1.41x        75.4%          5.575%
-----------------------------------------------------------------------------------------------------------------------------
                     102      $1,290,099,569     100.0%    100.0%      100.0%        1.65X        68.4%          5.613%
=============================================================================================================================

o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES AND THE DISTRICT OF COLUMBIA.

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

(3) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(4)   Includes 16.8% in NV, 9.6% in SC, 9.0% in AZ, 8.2% in NJ and 5.0% in UT.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                         Pool Characteristics

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================
CUT-OFF DATE BALANCE


                                                          % OF           % OF          % OF                   WEIGHTED     WEIGHTED
                            NUMBER OF    AGGREGATE    CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE  WEIGHTED      AVERAGE     AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE   CUT-OFF DATE      POOL          GROUP 1       GROUP 2     AVERAGE   CUT-OFF DATE   MORTGAGE
BALANCES                      LOANS       BALANCE        BALANCE        BALANCE       BALANCE     DSCR(1)   LTV RATIO(2)     RATE
====================================================================================================================================
 (less than)  $2,000,000        15    $   17,840,387       1.4%           1.4%          1.2%        2.46x      55.3%         5.254%
------------------------------------------------------------------------------------------------------------------------------------
 $2,000,001 - $3,000,000        12        30,166,232       2.3            1.7           5.0         1.83x      70.2%         5.390%
------------------------------------------------------------------------------------------------------------------------------------
 $3,000,001 - $4,000,000        14        49,088,943       3.8            4.5           1.2         1.48x      71.3%         5.908%
------------------------------------------------------------------------------------------------------------------------------------
 $4,000,001 - $5,000,000        11        50,360,997       3.9            3.2           6.8         1.42x      73.0%         5.934%
------------------------------------------------------------------------------------------------------------------------------------
 $5,000,001 - $6,000,000         1         5,592,000       0.4            0.5           0.0         1.40x      70.8%         5.100%
------------------------------------------------------------------------------------------------------------------------------------
 $6,000,001 - $7,000,000         5        32,319,616       2.5            2.5           2.5         1.75x      70.4%         5.422%
------------------------------------------------------------------------------------------------------------------------------------
 $7,000,001 - $8,000,000         6        45,436,641       3.5            3.7           2.9         1.35x      75.4%         5.671%
------------------------------------------------------------------------------------------------------------------------------------
 $8,000,001 - $9,000,000         3        25,805,984       2.0            1.7           3.3         1.26x      79.7%         5.553%
------------------------------------------------------------------------------------------------------------------------------------
 $9,000,001 - $10,000,000        5        48,488,582       3.8            3.8           3.5         1.93x      55.4%         6.009%
------------------------------------------------------------------------------------------------------------------------------------
 $10,000,001 - $15,000,000      14       174,397,893      13.5            8.9          31.7         1.35x      73.8%         5.666%
------------------------------------------------------------------------------------------------------------------------------------
 $15,000,001 - $20,000,000       3        54,384,629       4.2            3.4           7.5         1.27x      78.9%         5.771%
------------------------------------------------------------------------------------------------------------------------------------
 $20,000,001 - $25,000,000       3        68,558,899       5.3            2.3          17.2         1.28x      76.2%         5.458%
------------------------------------------------------------------------------------------------------------------------------------
 $25,000,001 - $30,000,000       2        54,975,432       4.3            5.3           0.0         1.36x      78.1%         5.625%
------------------------------------------------------------------------------------------------------------------------------------
 $30,000,001 - $35,000,000       1        30,350,000       2.4            3.0           0.0         1.45x      78.2%         5.760%
------------------------------------------------------------------------------------------------------------------------------------
 $40,000,001 - $45,000,000       1        45,000,000       3.5            0.0          17.2         1.26x      75.0%         5.730%
------------------------------------------------------------------------------------------------------------------------------------
 $45,000,001 - $50,000,000       1        49,000,000       3.8            4.8           0.0         3.68x      48.0%         4.800%
------------------------------------------------------------------------------------------------------------------------------------
 $75,000,001 - $80,000,000       2       160,000,000      12.4           15.6           0.0         1.99x      67.2%         5.340%
------------------------------------------------------------------------------------------------------------------------------------
 $80,000,001 - $143,333,333      3       348,333,333      27.0           33.9           0.0         1.63x      62.1%         5.720%
------------------------------------------------------------------------------------------------------------------------------------
                               102    $1,290,099,569     100.0%         100.0%        100.0%        1.65X      68.4%         5.613%
====================================================================================================================================

o     THE AVERAGE CUT-OFF DATE BALANCE IS $12,648,035.

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.



                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================
MORTGAGE RATE


                                                                       % OF      % OF
                                                            % OF     CUT-OFF   CUT-OFF                WEIGHTED      WEIGHTED
                           NUMBER OF      AGGREGATE       CUT-OFF      DATE      DATE    WEIGHTED      AVERAGE      AVERAGE
                            MORTGAGE     CUT-OFF DATE    DATE POOL   GROUP 1   GROUP 2    AVERAGE   CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES      LOANS         BALANCE        BALANCE    BALANCE   BALANCE    DSCR(1)   LTV RATIO(2)      RATE
=============================================================================================================================
 4.290% - 5.249%               21      $  109,739,122        8.5%        8.1%     10.1%    2.82x      57.8%          4.844%
-----------------------------------------------------------------------------------------------------------------------------
 5.250% - 5.499%               17         466,353,173       36.1        34.2      43.6     1.65x      68.4%          5.341%
-----------------------------------------------------------------------------------------------------------------------------
 5.500% - 5.749%               23         262,960,362       20.4        15.4      40.2     1.39x      73.0%          5.627%
-----------------------------------------------------------------------------------------------------------------------------
 5.750% - 5.999%               15         234,683,765       18.2        22.1       2.9     1.66x      64.1%          5.801%
-----------------------------------------------------------------------------------------------------------------------------
 6.000% - 6.249%               14          66,623,711        5.2         6.2       1.0     1.35x      75.7%          6.087%
-----------------------------------------------------------------------------------------------------------------------------
 6.250% - 6.499%                4         117,702,636        9.1        11.0       1.6     1.31x      75.5%          6.258%
-----------------------------------------------------------------------------------------------------------------------------
 6.500% - 6.749%                1           1,747,489        0.1         0.0       0.7     1.23x      42.7%          6.540%
-----------------------------------------------------------------------------------------------------------------------------
 7.000% - 7.249%                2          14,088,194        1.1         1.4       0.0     1.60x      65.6%          7.124%
-----------------------------------------------------------------------------------------------------------------------------
 7.250% - 7.499%                1          11,988,567        0.9         1.2       0.0     1.77x      54.5%          7.400%
-----------------------------------------------------------------------------------------------------------------------------
 8.000% - 8.249%                1             280,589        0.0         0.0       0.0     1.87x      28.1%          8.100%
-----------------------------------------------------------------------------------------------------------------------------
 8.250% - 8.499%                1           3,021,774        0.2         0.3       0.0     1.26x      62.3%          8.450%
-----------------------------------------------------------------------------------------------------------------------------
 8.500% - 8.749%                2             910,189        0.1         0.1       0.0     1.21x      45.8%          8.500%
-----------------------------------------------------------------------------------------------------------------------------
                              102      $1,290,099,569      100.0%      100.0%    100.0%      1.65X    68.4%          5.613%
=============================================================================================================================

o     THE WEIGHTED AVERAGE MORTGAGE RATE IS 5.613%.

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.



                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                         Pool Characteristics

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO


                                                                             % OF      % OF
                                                                           CUT-OFF   CUT-OFF                WEIGHTED      WEIGHTED
                              NUMBER OF      AGGREGATE          % OF         DATE      DATE    WEIGHTED      AVERAGE      AVERAGE
                               MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   GROUP 1   GROUP 2    AVERAGE   CUT-OFF DATE    MORTGAGE
RANGE OF UNDERWRITTEN DSCRS     LOANS         BALANCE       POOL BALANCE   BALANCE   BALANCE    DSCR(1)   LTV RATIO(2)      RATE
===================================================================================================================================
 1.15x - 1.19x                     1      $    3,748,345         0.3%         0.4%      0.0%     1.17x        70.7%        5.660%
-----------------------------------------------------------------------------------------------------------------------------------
 1.20x - 1.24x                    13         121,024,265         9.4          5.2      25.9      1.21x        77.1%        5.664%
-----------------------------------------------------------------------------------------------------------------------------------
 1.25x - 1.29x                    22         229,106,317        17.8         10.7      45.6      1.27x        76.9%        5.743%
-----------------------------------------------------------------------------------------------------------------------------------
 1.30x - 1.34x                     7         176,942,713        13.7         12.2      19.8      1.32x        75.9%        5.912%
-----------------------------------------------------------------------------------------------------------------------------------
 1.35x - 1.39x                     6          41,199,094         3.2          2.7       5.1      1.37x        75.9%        5.595%
-----------------------------------------------------------------------------------------------------------------------------------
 1.40x - 1.44x                    11          80,235,166         6.2          7.3       2.0      1.42x        73.7%        5.718%
-----------------------------------------------------------------------------------------------------------------------------------
 1.45x - 1.49x                     8          53,084,439         4.1          5.2       0.0      1.46x        75.9%        5.810%
-----------------------------------------------------------------------------------------------------------------------------------
 1.50x - 1.54x                     2          14,492,900         1.1          1.4       0.0      1.51x        67.8%        6.713%
-----------------------------------------------------------------------------------------------------------------------------------
 1.55x - 1.59x                     6         170,390,805        13.2         16.3       1.2      1.55x        64.9%        5.352%
-----------------------------------------------------------------------------------------------------------------------------------
 1.60x - 1.64x                     1           6,750,000         0.5          0.7       0.0      1.60x        71.1%        5.480%
-----------------------------------------------------------------------------------------------------------------------------------
 1.70x - 1.74x                     1           6,225,000         0.5          0.6       0.0      1.74x        75.0%        5.320%
-----------------------------------------------------------------------------------------------------------------------------------
 1.75x - 1.79x                     4          30,569,686         2.4          3.0       0.0      1.77x        57.9%        6.421%
-----------------------------------------------------------------------------------------------------------------------------------
 1.85x - 1.89x                     2          80,280,589         6.2          7.8       0.0      1.89x        61.0%        5.370%
-----------------------------------------------------------------------------------------------------------------------------------
 2.05x - 2.09x                     2         180,000,000        14.0         17.5       0.0      2.08x        58.0%        5.564%
-----------------------------------------------------------------------------------------------------------------------------------
 2.15x - 2.19x                     1          10,000,000         0.8          1.0       0.0      2.16x        37.0%        5.450%
-----------------------------------------------------------------------------------------------------------------------------------
 2.30x - 3.68x                    15          86,050,250         6.7          8.2       0.5      3.44x        47.7%        4.793%
-----------------------------------------------------------------------------------------------------------------------------------
                                 102      $1,290,099,569       100.0%       100.0%    100.0%     1.65X        68.4%        5.613%
===================================================================================================================================

o     THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.65X.

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.



                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================
CUT-OFF DATE LOAN-TO-VALUE RATIO


                                                                                                             WEIGHTED
                                                        % OF           % OF          % OF                     AVERAGE      WEIGHTED
                        NUMBER OF    AGGREGATE      CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE   WEIGHTED      CUT-OFF      AVERAGE
RANGE OF CUT-OFF DATE    MORTGAGE   CUT-OFF DATE        POOL          GROUP 1       GROUP 2      AVERAGE       DATE        MORTGAGE
LTV RATIOS(2)             LOANS       BALANCE          BALANCE        BALANCE       BALANCE      DSCR(1)   LTV RATIO(2)      RATE
====================================================================================================================================
 25.01% - 30.00%             2     $   10,280,589         0.8%           1.0%          0.0%        3.18x        29.7%         5.688%
------------------------------------------------------------------------------------------------------------------------------------
 30.01% - 35.00%             1          1,300,000         0.1            0.0           0.5         2.99x        34.7%         4.960%
------------------------------------------------------------------------------------------------------------------------------------
 35.01% - 40.00%             1         10,000,000         0.8            1.0           0.0         2.16x        37.0%         5.450%
------------------------------------------------------------------------------------------------------------------------------------
 40.01% - 50.00%             5        151,657,678        11.8           14.6           0.7         2.58x        46.4%         5.475%
------------------------------------------------------------------------------------------------------------------------------------
 50.01% - 55.00%            13         37,453,640         2.9            3.6           0.0         2.62x        54.4%         5.444%
------------------------------------------------------------------------------------------------------------------------------------
 55.01% - 60.00%             3          8,871,119         0.7            0.9           0.0         1.96x        56.8%         5.993%
------------------------------------------------------------------------------------------------------------------------------------
 60.01% - 65.00%             6        245,836,613        19.1           23.9           0.0         1.66x        62.8%         5.383%
------------------------------------------------------------------------------------------------------------------------------------
 65.01% - 70.00%             7         54,139,730         4.2            5.3           0.0         1.42x        68.8%         5.899%
------------------------------------------------------------------------------------------------------------------------------------
 70.01% - 75.00%            23        265,445,446        20.6           16.6          36.1         1.57x        73.0%         5.588%
------------------------------------------------------------------------------------------------------------------------------------
 75.01% - 80.00%            41        505,114,754        39.2           33.2          62.7         1.31x        78.1%         5.759%
------------------------------------------------------------------------------------------------------------------------------------
                           102     $1,290,099,569       100.0%         100.0%        100.0%        1.65X        68.4%         5.613%
====================================================================================================================================

o THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 68.4%.


MATURITY DATE OR ARD LOAN-TO-VALUE RATIO


                                 NUMBER OF      AGGREGATE          % OF
 RANGE OF MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
 LOAN-TO-VALUE RATIOS(2)(3)(4)     LOANS         BALANCE       POOL BALANCE
================================================================================
 0.00% - 5.00%                        5      $    9,006,086         0.7%
--------------------------------------------------------------------------------
 20.01% - 30.00%                      1          10,000,000         0.8
--------------------------------------------------------------------------------
 30.01% - 40.00%                      5         117,631,737         9.1
--------------------------------------------------------------------------------
 40.01% - 50.00%                      6          82,489,888         6.4
--------------------------------------------------------------------------------
 50.01% - 55.00%                     16         127,146,076         9.9
--------------------------------------------------------------------------------
 55.01% - 60.00%                     10         179,152,569        13.9
--------------------------------------------------------------------------------
 60.01% - 65.00%                     12          76,310,979         5.9
--------------------------------------------------------------------------------
 65.01% - 70.00%                     32         466,722,464        36.2
--------------------------------------------------------------------------------
 70.01% - 75.00%                     12         208,089,772        16.1
--------------------------------------------------------------------------------
 75.01% - 80.00%                      3          13,550,000         1.1
--------------------------------------------------------------------------------
                                    102      $1,290,099,569       100.0%
================================================================================



                                     % OF           % OF                      WEIGHTED       WEIGHTED
                                 CUT-OFF DATE   CUT-OFF DATE   WEIGHTED       AVERAGE        AVERAGE
 RANGE OF MATURITY DATE OR ARD      GROUP 1        GROUP 2      AVERAGE    MATURITY DATE     MORTGAGE
 LOAN-TO-VALUE RATIOS(2)(3)(4)      BALANCE        BALANCE      DSCR(1)   LTV RATIO(2)(4)      RATE
======================================================================================================
 0.00% - 5.00%                        0.5%          1.6%         1.24x            0.0%        6.303%
------------------------------------------------------------------------------------------------------
 20.01% - 30.00%                      1.0           0.0          3.22x           26.7%        5.620%
------------------------------------------------------------------------------------------------------
 30.01% - 40.00%                     11.1           1.2          2.07x           38.0%        5.787%
------------------------------------------------------------------------------------------------------
 40.01% - 50.00%                      8.0           0.0          2.82x           47.0%        5.578%
------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                     12.4           0.0          2.08x           53.7%        5.216%
------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                     17.4           0.0          1.53x           58.9%        5.485%
------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                      6.4           4.1          1.38x           62.5%        5.729%
------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                     30.7          57.7          1.32x           66.9%        5.808%
------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                     12.5          30.4          1.61x           73.1%        5.395%
------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                      0.0           5.2          1.30x           75.9%        5.240%
------------------------------------------------------------------------------------------------------
                                    100.0%        100.0%         1.65X           60.7%        5.613%
======================================================================================================

o     THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 60.7%.


(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

(3)   Calculated with respect to the Anticipated Repayment Date for the ARD
      Loans.

(4) For purposes of determining the LTV ratio at Maturity or Anticipated Repayment Date of 1 Mortgage Loan (loan number 59), representing 0.3% of the Cut-Off Date Pool Balance (0.4% of the Cut-Off Date Group 1 Balance), such ratio was reduced by taking into account an amount available under a letter of credit or cash reserve.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                        Pool Characteristics

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================


ORIGINAL TERM TO MATURITY OR ARD

                                                         % OF           % OF           % OF                   WEIGHTED    WEIGHTED
                          NUMBER OF     AGGREGATE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   WEIGHTED     AVERAGE    AVERAGE
 RANGE OF ORIGINAL TERMS   MORTGAGE    CUT-OFF DATE      POOL          GROUP 1        GROUP 2      AVERAGE  CUT-OFF DATE  MORTGAGE
 TO MATURITY (MONTHS)(3)    LOANS        BALANCE        BALANCE        BALANCE        BALANCE      DSCR(1)  LTV RATIO(2)    RATE
===================================================================================================================================
 0 - 60                       19     $  111,295,941       8.6%           5.9%          19.3%         1.70x     71.9%        5.263%
-----------------------------------------------------------------------------------------------------------------------------------
 61 - 84                      19        153,105,028      11.9            6.1           34.5          1.51x     71.8%        5.378%
-----------------------------------------------------------------------------------------------------------------------------------
 85 - 108                      5         23,536,103       1.8            2.3            0.0          1.63x     62.9%        6.580%
-----------------------------------------------------------------------------------------------------------------------------------
 109 - 120                    51        811,408,922      62.9           67.7           44.0          1.60x     71.1%        5.675%
-----------------------------------------------------------------------------------------------------------------------------------
 121 - 156                     2        180,000,000      14.0           17.5            0.0          2.00x     52.5%        5.582%
-----------------------------------------------------------------------------------------------------------------------------------
 169 - 180                     2          2,028,078       0.2            0.0            0.7          1.32x     40.7%        6.756%
-----------------------------------------------------------------------------------------------------------------------------------
 181 - 192                     1          3,748,345       0.3            0.4            0.0          1.17x     70.7%        5.660%
-----------------------------------------------------------------------------------------------------------------------------------
 193 - 204                     2            910,189       0.1            0.1            0.0          1.21x     45.8%        8.500%
-----------------------------------------------------------------------------------------------------------------------------------
 229 - 240                     1          4,066,964       0.3            0.0            1.6          1.27x     72.6%        6.280%
-----------------------------------------------------------------------------------------------------------------------------------
                             102     $1,290,099,569     100.0%         100.0%         100.0%         1.65X     68.4%        5.613%
===================================================================================================================================

o     THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 111 MONTHS.


REMAINING TERM TO MATURITY OR ARD


                                                         % OF           % OF          % OF                   WEIGHTED     WEIGHTED
                          NUMBER OF    AGGREGATE     CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE  WEIGHTED      AVERAGE     AVERAGE
RANGE OF ORIGINAL TERMS    MORTGAGE   CUT-OFF DATE       POOL          GROUP 1       GROUP 2     AVERAGE   CUT-OFF DATE   MORTGAGE
TO MATURITY (MONTHS)(3)     LOANS       BALANCE         BALANCE        BALANCE       BALANCE     DSCR(1)   LTV RATIO(2)     RATE
===================================================================================================================================
 0 - 60                        19    $  111,295,941       8.6%           5.9%         19.3%        1.70x        71.9%      5.263%
-----------------------------------------------------------------------------------------------------------------------------------
 61 - 84                       20       156,126,802      12.1            6.4          34.5         1.51x        71.6%      5.437%
-----------------------------------------------------------------------------------------------------------------------------------
 85 - 108                       5        23,536,103       1.8            2.3           0.0         1.63x        62.9%      6.580%
-----------------------------------------------------------------------------------------------------------------------------------
 109 - 120                     51       908,387,149      70.4           77.1          44.0         1.65x        68.3%      5.675%
-----------------------------------------------------------------------------------------------------------------------------------
 121 - 156                      4        81,190,778       6.3            7.9           0.0         1.88x        60.8%      5.405%
-----------------------------------------------------------------------------------------------------------------------------------
 169 - 180                      1         1,747,489       0.1            0.0           0.7         1.23x        42.7%      6.540%
-----------------------------------------------------------------------------------------------------------------------------------
 181 - 192                      1         3,748,345       0.3            0.4           0.0         1.17x        70.7%      5.660%
-----------------------------------------------------------------------------------------------------------------------------------
 229 - 240                      1         4,066,964       0.3            0.0           1.6         1.27x        72.6%      6.280%
-----------------------------------------------------------------------------------------------------------------------------------
                              102    $1,290,099,569     100.0%         100.0%        100.0%        1.65X        68.4%      5.613%
===================================================================================================================================

o     THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 110 MONTHS.


(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

(3)   Calculated with respect to the Anticipated Repayment Date for the ARD
      Loans.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.



                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================


SEASONING

                                                                     % OF       % OF
                                                        % OF       CUT-OFF    CUT-OFF                 WEIGHTED      WEIGHTED
                      NUMBER OF      AGGREGATE      CUT-OFF DATE     DATE       DATE     WEIGHTED      AVERAGE      AVERAGE
                       MORTGAGE     CUT-OFF DATE        POOL       GROUP 1    GROUP 2     AVERAGE   CUT-OFF DATE    MORTGAGE
 SEASONING (MONTHS)     LOANS         BALANCE          BALANCE     BALANCE    BALANCE     DSCR(1)   LTV RATIO(2)      RATE
================================================================================================================================
 0 - 12                   98     $1,285,887,018         99.7%        99.6%     100.0%      1.65x         68.5%       5.604%
--------------------------------------------------------------------------------------------------------------------------------
 43 - 57                   4          4,212,551          0.3          0.4        0.0       1.29x         56.5%       8.437%
--------------------------------------------------------------------------------------------------------------------------------
                         102     $1,290,099,569        100.0%       100.0%     100.0%      1.65X         68.4%       5.613%
================================================================================================================================

o     THE WEIGHTED AVERAGE SEASONING IS 1 MONTH.

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                         Pool Characteristics

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================


ORIGINAL AMORTIZATION TERM

                                                                             % OF      % OF
                                                                 % OF       CUT-OFF   CUT-OFF                WEIGHTED     WEIGHTED
                                 NUMBER OF     AGGREGATE     CUT-OFF DATE     DATE      DATE    WEIGHTED      AVERAGE     AVERAGE
RANGE OF ORIGINAL AMORTIZATION    MORTGAGE    CUT-OFF DATE       POOL       GROUP 1   GROUP 2    AVERAGE   CUT-OFF DATE   MORTGAGE
TERMS (MONTHS)(1)                  LOANS        BALANCE         BALANCE     BALANCE   BALANCE    DSCR(2)   LTV RATIO(3)     RATE
===================================================================================================================================
 145 - 180                            1     $      280,589        0.0%        0.0%      0.0%      1.87x        28.1%        8.100%
-----------------------------------------------------------------------------------------------------------------------------------
 181 - 192                            1          3,748,345        0.3         0.4       0.0       1.17x        70.7%        5.660%
-----------------------------------------------------------------------------------------------------------------------------------
 193 - 228                            2            910,189        0.1         0.1       0.0       1.21x        45.8%        8.500%
-----------------------------------------------------------------------------------------------------------------------------------
 229 - 264                            5         29,147,709        2.3         2.4       1.6       1.48x        66.4%        6.451%
-----------------------------------------------------------------------------------------------------------------------------------
 265 - 300                            9         35,915,512        2.8         3.0       1.8       1.48x        67.8%        6.512%
-----------------------------------------------------------------------------------------------------------------------------------
 301 - 348                            3        184,988,954       14.3        18.0       0.0       1.98x        52.8%        5.590%
-----------------------------------------------------------------------------------------------------------------------------------
 349 - 360                           66        870,358,021       67.5        60.1      96.6       1.39x        73.3%        5.658%
-----------------------------------------------------------------------------------------------------------------------------------
 Non-Amortizing                      15        164,750,250       12.8        16.0       0.0       2.72x        60.7%        5.037%
-----------------------------------------------------------------------------------------------------------------------------------
                                    102     $1,290,099,569      100.0%      100.0%    100.0%      1.65X        68.4%        5.613%
===================================================================================================================================

o THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (EXCLUDING THE NON-AMORTIZING MORTGAGE LOANS) IS 348 MONTHS.


REMAINING STATED AMORTIZATION TERM

                                                                               % OF      % OF
                                                                  % OF       CUT-OFF   CUT-OFF                WEIGHTED     WEIGHTED
                                 NUMBER OF     AGGREGATE      CUT-OFF DATE     DATE      DATE    WEIGHTED      AVERAGE     AVERAGE
RANGE OF REMAINING STATED         MORTGAGE    CUT-OFF DATE        POOL       GROUP 1   GROUP 2    AVERAGE   CUT-OFF DATE   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)     LOANS        BALANCE          BALANCE     BALANCE   BALANCE    DSCR(2)   LTV RATIO(3)     RATE
====================================================================================================================================
 121 - 132                            1     $      280,589     0.0%           0.0%      0.0%    1.87x      28.1%         8.100%
------------------------------------------------------------------------------------------------------------------------------------
 145 - 180                            2            910,189     0.1            0.1       0.0     1.21x      45.8%         8.500%
------------------------------------------------------------------------------------------------------------------------------------
 181 - 192                            1          3,748,345     0.3            0.4       0.0     1.17x      70.7%         5.660%
------------------------------------------------------------------------------------------------------------------------------------
 229 - 264                            5         29,147,709     2.3            2.4       1.6     1.48x      66.4%         6.451%
------------------------------------------------------------------------------------------------------------------------------------
 265 - 300                            9         35,915,512     2.8            3.0       1.8     1.48x      67.8%         6.512%
------------------------------------------------------------------------------------------------------------------------------------
 301 - 348                            4        188,010,728    14.6           18.3       0.0     1.97x      53.0%         5.636%
------------------------------------------------------------------------------------------------------------------------------------
 349 - 360                           65        867,336,247    67.2           59.8      96.6     1.39x      73.4%         5.648%
------------------------------------------------------------------------------------------------------------------------------------
 Non-Amortizing                      15        164,750,250    12.8           16.0       0.0     2.72x      60.7%         5.037%
------------------------------------------------------------------------------------------------------------------------------------
                                    102     $1,290,099,569   100.0%         100.0%    100.0%      1.65X    68.4%         5.613%
====================================================================================================================================

o THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (EXCLUDING THE NON-AMORTIZING MORTGAGE LOANS) IS 347 MONTHS.


(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(3) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


                                     NOTES


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.
                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTIC AS OF THE CUT-OFF DATE*
================================================================================

PREPAYMENT PROVISIONS SUMMARY

                                                                           % OF          % OF                   WEIGHTED    WEIGHTED
                            NUMBER OF     AGGREGATE         % OF       CUT-OFF DATE  CUT-OFF DATE   WEIGHTED     AVERAGE    AVERAGE
                             MORTGAGE    CUT-OFF DATE   CUT-OFF DATE      GROUP 1       GROUP 2      AVERAGE  CUT-OFF DATE  MORTGAGE
  PREPAYMENT PROVISIONS       LOANS        BALANCE      POOL BALANCE      BALANCE       BALANCE      DSCR(1)  LTV RATIO(2)    RATE
====================================================================================================================================
Lockout/Defeasance              96     $1,267,224,544       98.2%          97.8%        100.0%         1.64x      68.6%      5.610%
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance        6         22,875,025        1.8            2.2           0.0          2.00x      57.9%      5.801%
------------------------------------------------------------------------------------------------------------------------------------
                               102     $1,290,099,569      100.0%         100.0%        100.0%         1.65X      68.4%      5.613%
====================================================================================================================================

(1) For purposes of determining the DSC Ratios of 2 Mortgage Loans (loan numbers 20 and 59), representing 1.4% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the debt service payments were reduced by taking into account amounts available under a letter of credit or cash reserves.

(2) For purposes of determining the LTV Ratios of 3 Mortgage Loans (loan numbers 18, 20 and 59), representing 2.5% of the Cut-Off Date Pool Balance (3.1% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available under a letter of credit or cash reserves.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance, (23.7% of the Cut-Off Date Group 1 Balance) are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of the aggregate percentage calculations may not equal 100% due to rounding.


PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

DATE                                     FEB-04           FEB-05           FEB-06           FEB-07           FEB-08
========================================================================================================================
 % Lockout                                100.00%           99.91%           39.67%            26.80%            0.00%
------------------------------------------------------------------------------------------------------------------------
 % Defeasance                               0.00             0.00            58.57             71.46            98.26
------------------------------------------------------------------------------------------------------------------------
 % YM                                       0.00             0.09             1.75              1.75             1.74
------------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                       0.00             0.00             0.00              0.00             0.00
------------------------------------------------------------------------------------------------------------------------
 % Open                                     0.00             0.00             0.00              0.00             0.00
------------------------------------------------------------------------------------------------------------------------
 Total                                    100.00%          100.00%          100.00%           100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)      $1,290.10        $1,283.57        $1,275.36         $1,261.61        $1,246.80
------------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance                100.00%           99.49%           98.86%            97.79%           96.64%
========================================================================================================================



DATE                                     FEB-09           FEB-10          FEB-11         FEB-12         FEB-13        FEB-14
==============================================================================================================================
 % Lockout                                  0.00%            0.00%          0.00%          0.00%          0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------
 % Defeasance                              97.50            98.09          98.49          98.06          98.52          7.76
------------------------------------------------------------------------------------------------------------------------------
 % YM                                       1.89             1.91           1.51           1.51           1.48          0.35
------------------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                       0.00             0.00           0.00           0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------
 % Open                                     0.61             0.00           0.00           0.43           0.00         91.89
------------------------------------------------------------------------------------------------------------------------------
 Total                                    100.00%          100.00%        100.00%        100.00%        100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)      $1,125.04        $1,090.61        $945.83        $912.87        $892.56       $ 76.69
------------------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance                 87.21%           84.54%         73.31%         70.76%         69.19%         5.94%
==============================================================================================================================

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after February 2014, the outstanding loan balances represent less than 5.94% of the Cut-Off Date Pool Balance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTIC AS OF THE CUT-OFF DATE*
================================================================================

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

DATE                                    FEB-04           FEB-05           FEB-06           FEB-07          FEB-08
======================================================================================================================
 % Lockout                               100.00%           99.89%           28.60%           19.59%          0.00%
----------------------------------------------------------------------------------------------------------------------
 % Defeasance                              0.00             0.00            69.21            78.22          97.83
----------------------------------------------------------------------------------------------------------------------
 %YM                                       0.00             0.11             2.20             2.19           2.17
----------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                      0.00             0.00             0.00             0.00           0.00
----------------------------------------------------------------------------------------------------------------------
 % Open                                    0.00             0.00             0.00             0.00           0.00
----------------------------------------------------------------------------------------------------------------------
 Total                                   100.00%          100.00%          100.00%          100.00%        100.00%
----------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)     $1,028.68        $1,023.72        $1,017.65        $1,007.08        $995.88
----------------------------------------------------------------------------------------------------------------------
 % of Initial Group 1 Balance            100.00%           99.52%           98.93%           97.90%         96.81%
======================================================================================================================



DATE                                   FEB-09         FEB-10         FEB-11         FEB-12         FEB-13        FEB-14
===========================================================================================================================
 % Lockout                               0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------
 % Defeasance                           96.96          97.67          98.30          97.80          98.32          2.48
---------------------------------------------------------------------------------------------------------------------------
 %YM                                     2.30           2.33           1.70           1.71           1.68          0.37
---------------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                    0.00           0.00           0.00           0.00           0.00          0.00
---------------------------------------------------------------------------------------------------------------------------
 % Open                                  0.74           0.00           0.00           0.49           0.00         97.15
---------------------------------------------------------------------------------------------------------------------------
 Total                                 100.00%        100.00%        100.00%        100.00%        100.00%       100.00%
---------------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)     $925.18        $894.17        $836.01        $805.29        $787.33       $ 72.54
---------------------------------------------------------------------------------------------------------------------------
 % of Initial Group 1 Balance           89.94%         86.92%         81.27%         78.28%         76.54%         7.05%
===========================================================================================================================

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after February 2014, the outstanding loan balances represent less than 7.05% of the Cut-Off Date Group 1 Balance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

DATE                                   FEB-04         FEB-05         FEB-06         FEB-07         FEB-08
==============================================================================================================
 % Lockout                             100.00%        100.00%         83.42%         55.30%          0.00%
--------------------------------------------------------------------------------------------------------------
 % Defeasance                            0.00           0.00          16.58          44.70         100.00
--------------------------------------------------------------------------------------------------------------
 % YM                                    0.00           0.00           0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                    0.00           0.00           0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------
 % Open                                  0.00           0.00           0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------
 Total                                 100.00%        100.00%        100.00%        100.00%        100.00%
--------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)     $261.42        $259.85        $257.71        $254.52        $250.92
--------------------------------------------------------------------------------------------------------------
 % of Initial Group 2 Balance          100.00%         99.40%         98.58%         97.36%         95.98%
==============================================================================================================


DATE                                   FEB-09         FEB-10         FEB-11         FEB-12         FEB-13        FEB-14
===========================================================================================================================
 % Lockout                               0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------
 % Defeasance                          100.00         100.00         100.00         100.00         100.00        100.00
---------------------------------------------------------------------------------------------------------------------------
 % YM                                    0.00           0.00           0.00           0.00           0.00          0.00
---------------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                    0.00           0.00           0.00           0.00           0.00          0.00
---------------------------------------------------------------------------------------------------------------------------
 % Open                                  0.00           0.00           0.00           0.00           0.00          0.00
---------------------------------------------------------------------------------------------------------------------------
 Total                                 100.00%        100.00%        100.00%        100.00%        100.00%       100.00%
---------------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)     $199.85        $196.44        $109.82        $107.58        $105.23       $  4.15
---------------------------------------------------------------------------------------------------------------------------
 % of Initial Group 2 Balance           76.45%         75.14%         42.01%         41.15%         40.25%         1.59%
===========================================================================================================================

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after February 2014, the outstanding loan balances represent less than 1.59% of the Cut-Off Date Group 2 Balance.


The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
================================================================================

TWENTY LARGEST MORTGAGE LOANS
================================================================================
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:


                          TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                                        NUMBER OF                                       % OF
                                                        MORTGAGE                             % OF    APPLICABLE
                                                         LOANS/                            CUT-OFF     CUT-OFF
                                            MORTGAGE    NUMBER OF                            DATE     DATE LOAN
                                              LOAN      MORTGAGED    LOAN   CUT-OFF DATE     POOL       GROUP
                LOAN NAME                    SELLER    PROPERTIES   GROUP    BALANCE(1)    BALANCE     BALANCE
----------------------------------------- ----------- ------------ ------- -------------- --------- ------------
 11 Madison Avenue ...................... Wachovia        1/1        1      $143,333,333    11.1%       13.9%
 Phillips Point Office Building ......... Wachovia        1/1        1       105,000,000     8.1        10.2%
 Starrett-Lehigh Building ............... Wachovia        1/1        1       100,000,000     7.8         9.7%
 IBM Center ............................. Wachovia        1/1        1        80,000,000     6.2         7.8%
 North Riverside Park Mall .............. Wachovia        1/1        1        80,000,000     6.2         7.8%
 520 Eighth Avenue ...................... Wachovia        1/1        1        49,000,000     3.8         4.8%
 Villa Del Sol Apartments ............... Wachovia        1/1        2        45,000,000     3.5        17.2%
 Pine Trail Square ...................... Wachovia        1/1        1        30,350,000     2.4         3.0%
 Pacific Center ......................... Wachovia        1/1        1        27,500,000     2.1         2.7%
 Bal Harbour Square ..................... Wachovia        1/1        1        27,475,432     2.1         2.7%
                                                         -----     -------  ------------
 SUBTOTAL/WTD. AVG. .....................                10/10              $687,658,765    53.3%
                                                         =====              ============    =====
 Fairfax Corner-Building D .............. Citigroup       1/1        1      $ 23,558,899     1.8%        2.3%
 Indigo Creek Apartments ................ Artesia         1/1        2        23,500,000     1.8         9.0%
 Sunrise Bay Apartments ................. Wachovia        1/1        2        21,500,000     1.7         8.2%
 Cole Companies Portfolio ............... Wachovia       11/11       1        19,650,250     1.5         1.9%
 Caribbean Isle Apartments .............. Wachovia        1/1        2        19,500,000     1.5         7.5%
 Merritt Creek Farm Shopping Center ..... Wachovia        1/1        1        18,384,629     1.4         1.8%
 Flemington Mall ........................ Wachovia        1/1        1        16,500,000     1.3         1.6%
 Summit San Raphael Apartments .......... Wachovia        1/1        1        15,000,000     1.2         1.5%
 Festival Plaza ......................... Citigroup       1/1        1        14,877,866     1.2         1.4%
 840 North Broadway ..................... Artesia         1/1        1        13,770,919     1.1         1.3%
                                                         -----              ------------    -----
 SUBTOTAL/WTD. AVG. .....................                20/20              $186,242,562    14.4%
                                                         =====              ============    =====
 TOTAL/WTD. AVG. ........................                30/30              $873,901,327    67.7%
                                                         =====              ============    =====


                                                                                             WEIGHTED   WEIGHTED
                                                                                              AVERAGE    AVERAGE
                                                                                              CUT-OFF      LTV      WEIGHTED
                                                                        BALANCE   WEIGHTED     DATE     RATIO AT     AVERAGE
                                                    PROPERTY            PER SF/    AVERAGE      LTV     MATURITY    MORTGAGE
                LOAN NAME                             TYPE                UNIT      DSCR     RATIO(2)    OR ARD       RATE
----------------------------------------- ---------------------------- --------- ---------- ---------- ---------- ------------
 11 Madison Avenue ...................... Office - CBD                  $   191     1.55x      63.7%      59.0%       5.3043%
 Phillips Point Office Building ......... Office - CBD                  $   249     1.32x      75.6%      67.4%       6.250%
 Starrett-Lehigh Building ............... Office - CBD                  $    69     2.08x      45.7%      38.3%       5.760%
 IBM Center ............................. Office - Suburban             $   102     1.89x      61.1%      53.8%       5.360%
 North Riverside Park Mall .............. Retail - Anchored             $   182     2.08x      73.4%      73.4%       5.320%
 520 Eighth Avenue ...................... Office - CBD                  $    66     3.68x      48.0%      48.0%       4.800%
 Villa Del Sol Apartments ............... Multifamily - Conventional    $80,071     1.26x      75.0%      66.1%       5.730%
 Pine Trail Square ...................... Retail - Anchored             $   113     1.45x      78.2%      65.8%       5.760%
 Pacific Center ......................... Office - CBD                  $    68     1.44x      76.4%      73.4%       5.540%
 Bal Harbour Square ..................... Retail - Anchored             $   198     1.27x      79.8%      67.1%       5.710%

 SUBTOTAL/WTD. AVG. .....................                                           1.81X      65.1%      59.2%       5.561%

 Fairfax Corner-Building D .............. Office - Suburban             $   182     1.20x      79.1%      66.8%       5.820%
 Indigo Creek Apartments ................ Multifamily - Conventional    $57,598     1.33x      70.8%      65.5%       5.250%
 Sunrise Bay Apartments ................. Multifamily - Conventional    $68,690     1.32x      79.0%      65.6%       5.290%
 Cole Companies Portfolio ............... Retail - Various              $   128     3.18x      54.8%      54.8%       4.290%
 Caribbean Isle Apartments .............. Multifamily - Conventional    $43,527     1.22x      77.4%      70.7%       5.600%
 Merritt Creek Farm Shopping Center ..... Retail - Anchored             $    72     1.28x      79.9%      67.8%       5.970%
 Flemington Mall ........................ Retail - Anchored             $    70     1.33x      79.7%      67.1%       5.750%
 Summit San Raphael Apartments .......... Multifamily - Conventional    $67,568     1.25x      78.5%      72.8%       5.390%
 Festival Plaza ......................... Retail - Anchored             $   138     1.29x      79.9%      69.9%       6.064%
 840 North Broadway ..................... Office - Suburban             $   123     1.55x      69.7%      65.1%       5.540%

 SUBTOTAL/WTD. AVG. .....................                                           1.50X      74.8%      66.4%       5.475%

 TOTAL/WTD. AVG. ........................                                           1.74X      67.2%      60.7%       5.543%


---------
(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) With respect to the Festival Plaza Mortgage Loan, the LTV Ratio was reduced by taking into account an amount available under a letter of credit or cash reserve.

* Two Mortgage Loans, representing 18.9% of the Cut-Off Date Pool Balance, (23.7% of the Cut-Off Date Group 1 Balance) are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of Balance per SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                         Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

11 MADISON AVENUE


                                 [PHOTO OMITTED]




-----------------------------------------------------------------------

                          PROPERTY INFORMATION

     Number of Mortgaged Real Properties ........               1
     Location (City, State) .....................    New York, NY
     Property Type ..............................   Office -- CBD
     Size (SF) ..................................       2,256,552
     Occupancy as of December 22, 2003 ..........           98.6%
     Year Built / Year Renovated ................     1932 / 1997
     Appraisal Value ............................    $675,000,000
     Underwritten Occupancy .....................           98.0%
     Underwritten Revenues ......................     $63,438,713
     Underwritten Total Expenses ................     $18,543,090
     Underwritten Net Operating Income (NOI) ....     $44,895,623
     Underwritten Net Cash Flow (NCF) ...........     $44,558,893

------------------------------------------------------------------------


------------------------------------------------------------------------

                      MORTGAGE LOAN INFORMATION

     Mortgage Loan Seller ..........................     Wachovia
     Cut-Off Date Balance .......................... $143,333,333
     Percentage of Cut-Off Date Pool Balance .......        11.1%
     Cut-Off Date Loan Balance Per SF ..............         $191
     Number of Mortgage Loans ......................            1
     Type of Security(1) ...........................          Fee
     Mortgage Rate .................................      5.3043%
     Original Term to ARD / Amortization ...........    120 / 360
     Remaining Term to ARD / Amortization ..........    119 / 360
     Cut-Off Date LTV ..............................        63.7%
     Maturity Date LTV .............................        59.0%
     Underwritten DSCR on NOI ......................        1.57x
     Underwritten DSCR on NCF ......................        1.55x
     Shadow Rating (S&P / Moody's)(2) ..............   BBB / Baa2

------------------------------------------------------------------------

(1) For purposes of the table above and similar breakdowns by category elsewhere in the preliminary prospectus supplement, the borrower's interest in the mortgaged property has been classified as a fee interest, as described under "DESCRIPTION OF THE MORTGAGE POOL--Twenty Largest Mortgage Loans--11 Madison Avenue Loan" in the preliminary prospectus supplement. The security for the 11 Madison Avenue Loan consists of the borrower's interest in the IDA Premises under the IDA lease as well as the borrower's fee interest in the remainder of the mortgaged property. The fee interest in the IDA Premises is owned by IDA but will revert to the borrower upon the termination of the IDA lease.

(2) S&P and Moody's have confirmed that the 11 Madison Avenue Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated "BBB"/"Baa2", respectively.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "11 Madison Avenue Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in New York, New York. The 11 Madison Avenue Loan represents approximately 11.1% of the Cut-Off Date Pool Balance. The 11 Madison Avenue Loan was originated on December 23, 2003 and has a principal balance as of the Cut-Off Date of $143,333,333. The 11 Madison Avenue Loan, which is evidenced by a pari passu note dated December 23, 2003, is a portion of a whole loan with an original principal balance of $515,000,000. The other loans related to the 11 Madison Avenue Loan are evidenced by separate notes dated December 23, 2003, the "11 Madison Avenue Pari Passu I Loan" with an original principal balance of $95,555,556, the "11 Madison Avenue Pari Passu II Loan", with an original principal balance of $95,555,556, the "11 Madison Avenue Pari Passu III Loan", with an original principal balance of $95,555,556, and 3 subordinate notes ("11 Madison Avenue Subordinate Loans") together, with an original principal balance of $85,000,000. The 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu III Loan and the 11 Madison Avenue Subordinate Loans will not be assets of the trust. The 11 Madison Avenue Loan, the 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu III Loan and the 11 Madison Avenue Subordinate Loans will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C10, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 11 Madison Avenue Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The 11 Madison Avenue Loan has a remaining term of 119 months to its anticipated repayment date of January 11, 2014. The 11 Madison Avenue Loan may be prepaid on or after November 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is 11 Madison Avenue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 11 Madison Avenue Loan. The sponsor is Tamir Sapir. Through his various entities, Mr. Sapir owns and operates an extensive citywide portfolio totaling approximately 7.25 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 2,256,552 square foot office building situated on approximately 1.9 acres in New York, New York within the New York City metropolitan statistical area. The property was constructed in 1932, and a full renovation was completed in 1997. As of December 22, 2003, the occupancy rate for the Mortgaged Property securing the 11 Madison Avenue Loan was approximately 98.6%.

  The largest tenant is Credit Suisse First Boston LLC ("CSFB") occupying 1,921,459 square feet, or approximately 85.2% of the net rentable area. The Mortgaged Property serves as the World Headquarters of CSFB, a leading global investment banking firm with more than 11,000 employees in the US. As of January 28, 2004, CSFB was rated "Aa3" (Moody's), "A" (S&P) and "AA-" (Fitch). The majority of the CSFB space expires in April of 2017. There is a 389,344 square foot portion of one of the CSFB leases that expires in April 2007. Notwithstanding the foregoing, although 74.3% of CSFB's 1,921,459 square feet of net rentable area is leased through April 30, 2017, CSFB does have the option to terminate up to 643,332 square feet (33.5% of CSFB's space and 28.5% of the Mortgaged Property total space) after April 30, 2007 in its sole discretion. However, CSFB must give at least 24 months notice of such termination (such notice is irrevocable) and must pay a variable termination fee which is adjusted depending upon the space as to which such termination applies. Pursuant to the terms of the 11 Madison Avenue Loan documents, the lease termination payments are required to be paid into a reserve controlled by the mortgagee to be used for future TI/LC expenses and otherwise will be additional collateral for the 11 Madison Avenue Loan. In addition, the 11 Madison Avenue Loan documents require that in the event CSFB exercises this option, the mortgagee will trap 100% of cash flow until such space is relet. The second largest tenant is Aon Corporation ("Aon") occupying 138,072 square feet, or approximately 6.1% of the net rentable area. Aon is the second largest insurance brokerage and consulting company in the world operating in commercial brokerage, consulting services and consumer insurance underwriting. As of January 28, 2004, Aon was rated "Baa2" (Moody's), "A-" (S&P) and "A-" (Fitch). Aon subleases this entire space to International Business Machines Corporation ("IBM"). IBM is the world's top provider of computer hardware. Among its thousands of products, IBM makes desktop and notebook PCs, mainframes, servers, storage systems and peripherals. As of January 28, 2004, IBM was rated "A1" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Aon lease expires in April 2013. The third largest tenant is Omnicom Group, Inc., ("Omnicom") occupying approximately 95,557 square feet, or approximately 4.2% of the net rentable area. Originally founded in 1986, Omnicom is the world's largest advertising company, operating in the disciplines of advertising, marketing services, specialty communications, interactive/digital media and media buying services. The Omnicom lease expires in September 2008. As of January 28, 2004, Omnicom was rated "Baa1" (Moody's) , "A-" (S&P) and "A-" (Fitch).


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                                 Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to major tenants at the Mortgaged Property:

                                                               % OF NET                             % OF
                                   RATINGS*      NET RENTABLE  RENTABLE   ACTUAL                   ACTUAL        DATE OF LEASE
TENANT                        MOODY'S/S&P/FITCH    AREA (SF)     AREA    RENT PSF   ACTUAL RENT     RENT           EXPIRATION
------                        ----------------- ------------------------ --------- ------------- --------- -------------------------
Credit Suisse First Boston ..      Aa3/A/AA-       1,921,459      85.2%   $20.90     $40,154,365     83.1%        May 2007, December
                                                                                                                 2010, January 2013,
                                                                                                            October 2013, April 2017
Aon Corporation (IBM) .......      Baa2/A-/A-        138,072       6.1                 3,969,570      8.2                 April 2013
Omnicom Group Inc. ..........      Baa1/A-/A-         95,557       4.2                 2,699,485      5.6             September 2008
Gould Paper Corporation .....      NR/NR/NR           46,318       2.1    $28.75         995,837      2.1               October 2013
Eleven Madison Park .........      NR/NR/NR           11,500       0.5    $28.25         211,485      0.4              December 2017
                                                   ---------      ----    $21.50     -----------     ----
TOTAL .......................                      2,212,906      98.1%   $18.39     $48,030,742     99.5%
                                                   =========      ====                ===========     ====

---------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.


The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                     CUMULATIVE %         % OF        CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF       % OF TOTAL          OF SF        ACTUAL RENT         ACTUAL
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING(1)      ROLLING(1)       ROLLING(1)     RENT ROLLING(1)
--------------   -------------   -----------   ----------   ---------------   --------------   -------------   ----------------
2004 .........         0           $  0.00            0            0.0%             0.00%            0.0%             0.0%
2005 .........         0           $  0.00            0            0.0%             0.00%            0.0%             0.0%
2006 .........         0           $  0.00            0            0.0%             0.00%            0.0%             0.0%
2007 .........         3           $ 25.88      390,386           17.3%             17.3%           20.9%            20.9%
2008 .........         1           $ 28.25       95,557            4.2%             21.5%            5.6%            26.5%
2009 .........         0           $  0.00            0            0.0%             21.5%            0.0%            26.5%
2010 .........         1           $176.87          420            0.0%             21.6%            0.2%            26.7%
2011 .........         0           $  0.00            0            0.0%             21.6%            0.0%            26.7%
2012 .........         0           $  0.00            0            0.0%             21.6%            0.0%            26.7%
2013 .........         4           $ 26.50      288,404           12.8%             34.3%           15.8%            42.5%
2014 .........         0           $  0.00            0            0.0%             34.3%            0.0%            42.5%

---------
(1)   Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of January 11, 2014, if the 11 Madison Avenue Loan is not repaid in full, the 11 Madison Avenue Loan enters a hyper-amortization period through January 11, 2039. The interest rate applicable to 11 Madison Avenue Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the Mortgaged Property securing the 11 Madison Avenue Loan.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

PHILLIPS POINT OFFICE BUILDING



                                [PHOTO OMITTED]




------------------------------------------------------------------------

                            PROPERTY INFORMATION

     Number of Mortgaged Real Properties ........                   1
     Location (City, State) ..................... West Palm Beach, FL
     Property Type ..............................       Office -- CBD
     Size (SF) ..................................             421,650
     Occupancy as of September 22, 2003 .........               96.0%
     Year Built / Year Renovated ................           1985 / NA
     Appraisal Value ............................        $138,900,000
     Underwritten Occupancy .....................               94.7%
     Underwritten Revenues ......................         $17,380,151
     Underwritten Total Expenses ................          $6,391,036
     Underwritten Net Operating Income (NOI) ....         $10,989,115
     Underwritten Net Cash Flow (NCF) ...........         $10,253,777
------------------------------------------------------------------------


------------------------------------------------------------------------

                      MORTGAGE LOAN INFORMATION

     Mortgage Loan Seller ..........................         Wachovia
     Cut-Off Date Balance ..........................     $105,000,000
     Percentage of Cut-Off Date Pool Balance .......             8.1%
     Cut-off Date Loan Balance Per SF ..............             $249
     Number of Mortgage Loans ......................                1
     Type of Security ..............................              Fee
     Mortgage Rate .................................           6.250%
     Original Term / Amortization ..................        120 / 360
     Remaining Term / Amortization .................        118 / 360
     Cut-Off Date LTV ..............................            75.6%
     Maturity Date LTV .............................            67.4%
     Underwritten DSCR on NOI ......................            1.42x
     Underwritten DSCR on NCF ......................            1.32x
------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                                     Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan ("Phillips Point Office Building Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in West Palm Beach, Florida. The Phillips Point Office Building Loan represents approximately 8.1% of the Cut-Off Date Pool Balance. The Phillips Point Office Building Loan was originated on December 8, 2003 and has a principal balance as of the Cut-Off Date of $105,000,000. The Phillips Point Office Building Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

o The Phillips Point Office Building Loan has a remaining term of 118 months and matures on December 11, 2013. The Phillips Point Office Building Loan may be prepaid on or after October 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Phillips Point LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Phillips Point Office Building Loan. The sponsors are Benjamin Winter and Melvin Heller The Winter Organization is a fourth generation family run private company that owns approximately
    1.5 million square feet of commercial properties in New York City as well as over 500 apartments, and has expertise in real estate acquisition, management and development, with in-house expertise in all facets of the running of the business.

o THE PROPERTY. The Mortgaged Property is an approximately 421,650 square foot office complex situated on approximately 4.2 acres. The Mortgaged Property is located in West Palm Beach, Florida, within the West Palm Beach -- Boca Raton, Florida metropolitan statistical area. As of September 22, 2003, the occupancy rate for the Mortgaged Property securing the Phillips Point Office Building Loan was approximately 96.0%.

    The largest tenant is Gunster Yoakley & Stewart ("Gunster Yoakley"), occupying approximately 52,719 square feet, or approximately 12.5% of the net rentable area. Gunster Yoakley, founded in 1925, is one of Florida's oldest and largest full-service law firms with approximately 130 attorneys, specializing in corporate, private wealth, litigation and real estate matters. The Gunster Yoakley lease expires in December 2013. The second largest tenant is Conopco ("Conopco"), a division of Unilever Group, occupying approximately 38,129 square feet, or approximately 9.0% of the net rentable area. The Unilever Group is in the business of supplying fast moving consumer goods in foods, household care and personal product categories. As of January 28, 2004, Unilever was rated "A1" (Moody's), "A+" (S&P) and "A+" (Fitch). The Conopco lease expires in April 2007. The third largest tenant is Greenberg Traurig, occupying approximately 35,078 square feet, or approximately 8.3% of the net rentable area. Founded in 1967, Greenberg Traurig provides legal services for clients worldwide in areas such as business, corporate securities, information technology and telecommunications, as well as entertainment. The firm has approximately 900 lawyers in its 20 offices. The Greenberg Traurig lease expires in May 2011.


The following table presents information relating to major tenants at the Mortgaged Property:

                                                                % OF NET      ACTUAL
                                  RATINGS*       NET RENTABLE   RENTABLE       RENT                   % OF ACTUAL   DATE OF LEASE
TENANT                       MOODY'S/S&P/FITCH     AREA (SF)      AREA         PSF      ACTUAL RENT       RENT       EXPIRATION
------                      ------------------- -------------- ----------  ----------- ------------- ------------- --------------
Gunster Yoakley ...........      NR/NR/NR           52,719        12.5%      $ 22.60     $1,191,692        11.8%    December 2013
Conopco (Unilever) ........      A1/A+/A+           38,129         9.0       $ 28.00      1,067,612        10.6        April 2007
Greenberg Traurig .........      NR/NR/NR           35,078         8.3       $ 25.56        896,541         8.9          May 2011
Steel Hector & Davis ......      NR/NR/NR           28,589         6.8       $ 24.10        688,995         6.8     November 2010
Smith Barney, Inc. ........      Aa1/AA-/AA+        21,748         5.2       $ 21.40        465,407         4.6      October 2006
                                                    ------        ----                   ----------        ----
TOTAL .....................                        176,263        41.8%                  $4,310,247        42.8%
                                                   =======        ====                   ==========        ====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:


                               WA BASE                               CUMULATIVE
                # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF    % OF ACTUAL RENT      CUMULATIVE % OF
YEAR              ROLLING      ROLLING     ROLLING     ROLLING(1)    ROLLING(1)      ROLLING(1)      ACTUAL RENT ROLLING(1)
----           ------------- ----------- ---------- --------------- ------------ ------------------ -----------------------
2004 .........        6        $ 26.52     32,799          7.8%          7.8%            8.6%                  8.6%
2005 .........        2        $ 26.06     10,121          2.4%         10.2%            2.6%                 11.3%
2006 .........       10        $ 25.13     67,878         16.1%         26.3%           16.9%                 28.2%
2007 .........        6        $ 25.77     52,413         12.4%         38.7%           13.4%                 41.6%
2008 .........        1        $ 27.32      6,946          1.6%         40.4%            1.9%                 43.5%
2009 .........        1        $ 32.01      9,145          2.2%         42.5%            2.9%                 46.4%
2010 .........        2        $ 24.26     40,768          9.7%         52.2%            9.8%                 56.2%
2011 .........        7        $ 24.63     79,705         18.9%         71.1%           19.5%                 75.7%
2012 .........        1        $ 24.59     15,016          3.6%         74.7%            3.7%                 79.4%
2013 .........        6        $ 23.26     85,375         20.2%         94.9%           19.7%                 99.1%
2014 .........        1        $ 19.57      4,602          1.1%         96.0%            0.9%                100.0%

---------

(1) Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $423,324 per year for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o MANAGEMENT. Walters/Gottlieb Partners, Inc. is the property manager for the Mortgaged Property securing the Phillips Point Office Building Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                        Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

STARRETT-LEHIGH BUILDING



                               [PHOTO OMITTED]





---------------------------------------------------------------------

                         PROPERTY INFORMATION

     Number of Mortgaged Real Properties .........             1
     Location (City, State) ......................  New York, NY
     Property Type ............................... Office -- CBD
     Size (SF) ...................................     2,319,634
     Occupancy as of September 30, 2003 ..........         74.3%
     Year Built / Year Renovated .................   1931 / 2003
     Appraisal Value .............................  $350,000,000
     Underwritten Occupancy ......................         76.3%
     Underwritten Revenues .......................   $43,623,415
     Underwritten Total Expenses .................   417,819,694
     Underwritten Net Operating Income (NOI) .....   $25,803,721
     Underwritten Net Cash Flow (NCF) ............   $24,677,230

---------------------------------------------------------------------





---------------------------------------------------------------------

                      MORTGAGE LOAN INFORMATION

     Mortgage Loan Seller ..........................     Wachovia
     Cut-Off Date Balance .......................... $100,000,000
     Percentage of Cut-Off Date Pool Balance .......         7.8%
     Cut-off Date Loan Balance Per SF ..............          $69
     Number of Mortgage Loans ......................            1
     Type of Security ..............................          Fee
     Mortgage Rate .................................       5.760%
     Original Term to ARD / Amortization ...........    121 / 312
     Remaining Term to ARD / Amortization ..........    120 / 312
     Cut-Off Date LTV ..............................        45.7%
     Maturity Date LTV .............................        38.3%
     Underwritten DSCR on NOI ......................        2.17x
     Underwritten DSCR on NCF ......................        2.08x
     Shadow Rating (S&P / Moody's)* ................     AAA / A1

---------------------------------------------------------------------

* S&P and Moody's have confirmed that the Starrett-Lehigh Building Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated "AAA"/"A1", respectively.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Starrett-Lehigh Building Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in New York, New York. The Starrett-Lehigh Building Loan represents approximately 7.8% of the Cut-Off Date Pool Balance. The Starrett-Lehigh Building Loan was originated on January 2, 2004 and has a principal balance as of the Cut-Off Date of $100,000,000. The Starrett-Lehigh Building Loan, which is evidenced by a pari passu note dated January 2, 2004, is a portion of a whole loan with an original principal balance of $184,000,000. The other loans related to the Starrett-Lehigh Building Loan are evidenced by two separate notes dated January 2, 2004, the "Starrett-Lehigh Building Pari Passu Loan", with an original principal balance of $60,000,000 and the "Starrett-Lehigh Building Subordinate Loan", with an original principal balance of $24,000,000. The Starrett-Lehigh Building Pari Passu Loan will not be an asset of the Trust, while the Starrett-Lehigh Building Subordinate Loan will be an asset of the trust, however, the Starrett-Lehigh Building Loan, the Starrett-Lehigh Building Pari Passu Loan and the Starrett-Lehigh Building Subordinate Loan will be governed by an intercreditor and servicing agreement, and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The Starrett-Lehigh Building Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Starrett-Lehigh Building Loan has a remaining term of 120 months to its anticipated repayment date of February 11, 2014. The Starrett-Lehigh Building Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is 601 West Associates LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Starrett-Lehigh Building Loan. The sponsor is Mark Karasik, who has been actively involved in New York real estate investment, ownership and management for nearly 25 years.

o THE PROPERTY. The Mortgaged Property is an approximately 2,319,634 square foot office building situated on approximately 2.9 acres. The Mortgaged property was constructed in 1931 and renovated in 2003. The Mortgaged Property is located in New York, New York within the New York City metropolitan statistical area. As of September 30, 2003, the occupancy rate for the Mortgaged Property securing the Starrett-Lehigh Building Loan was approximately 74.3%.

o The largest tenant is the US Customs Service ("US Customs Service") occupying approximately 266,327 square feet, or approximately 11.5% of the net rentable area. The US Customs Service is a division of the US Department of Homeland Security charged with protecting the general welfare and security of the United States by enforcing import and export restrictions and prohibitions. The US Customs Service lease expires in October 2013. As of January 28, 2004, the US Customs Service was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA" (Fitch). The second largest tenant is Martha Stewart Living Omnimedia, Inc. ("Omnimedia") occupying approximately 159,500 square feet, or approximately 6.9% of the net rentable area. Omnimedia creates content and domestic merchandise for homemakers and other consumers. The company is comprised of four business segments: Publishing, Television, Merchandising and Internet/Direct Commerce, all of which function at the subject property. The Omnimedia lease expires in December 2009. The third largest tenant is the Federal Bureau of Investigation, ("FBI") occupying approximately 118,288 square feet, or approximately 5.1% of the net rentable area. The FBI is the investigative arm of the US Department of Justice. The agency's duties include protecting the US from terrorist attacks, foreign intelligence operations, cyber-based attacks and high-technology crimes, while combating public corruption, protecting civil rights and supporting local law enforcement. As of January 28, 2004, the FBI was rated "Aaa" (Moody's),
  "AAA" (S&P) and "AAA" (Fitch). The FBI lease expires in October 2008.


The following table presents information relating to major tenants at the Mortgaged Property:

                                                    NET      % OF NET     ACTUAL                    % OF
                                  RATINGS*        RENTABLE   RENTABLE      RENT                    ACTUAL    DATE OF LEASE
TENANT                       MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      ACTUAL RENT     RENT      EXPIRATION
------                      ------------------- ----------- ---------- ----------- ------------- ---------- --------------
US Customs Service ........     Aaa/AAA/AAA       266,327       11.5%  $ 33.12      $ 8,821,279      23.5%   October 2013
Omnimedia .................       NR/NR/NR        159,500        6.9   $ 25.06        3,997,148      10.7   December 2009
FBI .......................     Aaa/AAA/AAA       118,288        5.1   $ 13.62        1,610,924       4.3    October 2008
Williams Communications ...      Caa3/NR/NR        99,320        4.3   $ 17.82        1,770,102       4.7     March 2015
Zurich American Insurance .       NR/A+/NR         95,000        4.1   $ 32.39        3,076,920       8.2      May 2012
                                                  -------       ----                -----------      ----
TOTAL .....................                       738,435       31.8%               $19,276,373      51.4%
                                                  =======       ====                ===========      ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                           GOLDMAN, SACHS & CO.

                                                           Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                     CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF       % OF TOTAL          OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING(1)      ROLLING(1)       ROLLING(1)       ROLLING(1)
----             -------------   -----------   ----------   ---------------   --------------   -------------   ----------------
2004 .........         14          $ 10.55       52,459            2.3%             2.3%             1.5%             1.5%
2005 .........         11          $  8.74       65,271            2.8%             5.1%             1.5%             3.0%
2006 .........          8          $  7.87       89,526            3.9%             8.9%             1.9%             4.9%
2007 .........         14          $ 13.11       77,783            3.4%            12.3%             2.7%             7.6%
2008 .........         15          $ 15.68      251,623           10.8%            23.1%            10.5%            18.1%
2009 .........         21          $ 22.96      311,953           13.4%            36.6%            19.1%            37.2%
2010 .........          5          $ 34.47       90,313            3.9%            40.5%             8.3%            45.5%
2011 .........          6          $ 14.92      128,514            5.5%            46.0%             5.1%            50.6%
2012 .........          7          $ 31.42      152,691            6.6%            52.6%            12.8%            63.4%
2013 .........          8          $ 31.99      290,855           12.5%            65.1%            24.8%            88.2%
2014 .........          1          $ 18.00        5,000            0.2%            65.4%             0.2%            88.5%

---------

(1) Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee (i) at the closing of the Starrett-Lehigh Building loan, a sum of $7,000,000 and (ii) a sum of $1,159,812 per year for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of February 11, 2014, if the Starrett-Lehigh Building Loan is not paid in full, it enters into a hyper-amortization period through February 11, 2028. The interest rate applicable to the Starrett-Lehigh Building Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MEZZANINE DEBT. A mezzanine loan in the amount of $40 million was originated on January 2, 2004. The mezzanine loan is held outside the trust and is secured by a pledge of the equity interests in the borrower.

o MANAGEMENT. 601 West Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Starrett-Lehigh Building Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

IBM CENTER



                                [PHOTO OMITTED]






----------------------------------------------------------------------

                           PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                  1
    Location (City, State) ......................        Atlanta, GA
    Property Type ............................... Office -- Suburban
    Size (SF) ...................................            784,700
    Occupancy as of December 12, 2003 ...........             100.0%
    Year Built / Year Renovated .................          1978 / NA
    Appraisal Value .............................       $131,000,000
    Underwritten Occupancy ......................             100.0%
    Underwritten Revenues .......................        $10,549,250
    Underwritten Total Expenses .................        $   105,492
    Underwritten Net Operating Income (NOI) .....        $10,443,757
    Underwritten Net Cash Flow (NCF) ............        $10,443,757

----------------------------------------------------------------------


----------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION

----------------------------------------------------------------------
    Mortgage Loan Seller ..........................         Wachovia
    Cut-Off Date Balance ..........................      $80,000,000
    Percentage of Cut-Off Date Pool Balance .......             6.2%
    Cut-Off Date Loan Balance Per SF ..............             $102
    Number of Mortgage Loans ......................                1
    Type of Security ..............................              Fee
    Mortgage Rate .................................           5.360%
    Original Term / Amortization ..................        129 / 336
    Remaining Term / Amortization .................        127 / 336
    Cut-Off Date LTV ..............................            61.1%
    Maturity Date LTV .............................            53.8%
    Underwritten DSCR on NOI ......................            1.89x
    Underwritten DSCR on NCF ......................            1.89x
    Shadow Rating (S&P / Moody's)* ................       BBB / Baa2

-----------------------------------------------------------------------

* S&P and Moody's have confirmed that the IBM Center Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated "BBB"/"Baa2", respectively.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                          Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "IBM Center Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in Atlanta, Georgia. The IBM Center Loan represents approximately 6.2% of the Cut-Off Date Pool Balance. The IBM Center Loan was originated on December 4, 2003 and has a principal balance as of the Cut-Off Date of $80,000,000. The IBM Center Loan provides for interest-only payments for the first 24 months of the loan term and the final 24 months of the loan term.

  The IBM Center Loan has a remaining term of 127 months and matures on September 11, 2014. The IBM Center Loan may be prepaid on or after March 11, 2014 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Jamestown Northside, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the IBM Center Loan. The sponsor is Jamestown Companies. The Jamestown Companies provide real estate investment services in the United States, principally for German investors. In 23 partnerships, Jamestown and its 21,000 investors have acquired $3.3 billion of assets representing $1.6 billion of equity, totaling 11.5 million square feet of office, retail and industrial space.

o THE PROPERTY. The Mortgaged Property is an approximately 784,700 square foot office building situated on approximately 56.6 acres. The Mortgaged Property was built in phases in 1978 and 1988. The Mortgaged Property is located in Atlanta, Georgia, within the Atlanta, Georgia metropolitan statistical area. As of December 12, 2003, the occupancy rate for the Mortgaged Property securing the IBM Center Loan was approximately 100.0%.

  The single tenant is International Business Machines ("IBM") occupying approximately 784,700 square feet, or approximately 100.0% of the net rentable area. The Mortgaged Property is the regional marketing headquarters for IBM in the southeast. As of January 28, 2004, IBM was rated "A1" (Moody's), "A+"(S&P) and "AA-"(Fitch). The IBM lease expires in September 2014.

The following table presents information relating to the major tenant at the Mortgaged Property:


                                      NET        % OF NET                                     % OF
                  RATINGS           RENTABLE     RENTABLE      ACTUAL                        ACTUAL      DATE OF LEASE
  TENANT     MOODY'S/S&P/FITCH     AREA (SF)       AREA       RENT PSF     ACTUAL RENT        RENT         EXPIRATION
  ------    -------------------   -----------   ----------   ----------   -------------   -----------   ---------------
   IBM            A1/A+/AA-         784,700        100.0%     $ 13.44      $10,549,250        100.0%    September 2014


The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                           WA BASE                                                                     CUMULATIVE %
            # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     CUMULATIVE %       % OF ACTUAL     OF ACTUAL RENT
   YEAR       ROLLING      ROLLING     ROLLING     ROLLING(1)    OF SF ROLLING(1)   RENT ROLLING(1)     ROLLING(1)
   ----    ------------- ----------- ---------- --------------- ------------------ ----------------- ---------------
   2014          1         $ 13.44     784,700       100.0%           100.0%             100.0%           100.0%

---------
(1)   Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents do not require escrows; however, IBM leases the building absolute net with no landlord obligations. Commencing on April 11, 2008, and continuing through the term of the loan, the borrower is required to deposit with the mortgagee a sum of $601,020 annually. In addition, IBM is required to give two years notice of its intent not to renew its lease and in the event that IBM should choose not to renew, Wachovia has required a 100% trap of all cash flow for the final two years of the loan term. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o MANAGEMENT. Jamestown Management Corporation, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the IBM Center Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

NORTH RIVERSIDE PARK MALL







                                [PHOTO OMITTED]




------------------------------------------------------------------------

                            PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                   1
    Location (City, State) ...................... North Riverside, IL
    Property Type ...............................  Retail -- Anchored
    Size (SF) ...................................             440,421
    Occupancy as of January 8, 2004 .............              86.9%*
    Year Built / Year Renovated .................         1974 / 2001
    Appraisal Value .............................        $109,000,000
    Underwritten Occupancy ......................               92.3%
    Underwritten Revenues .......................         $18,432,726
    Underwritten Total Expenses .................          $9,368,616
    Underwritten Net Operating Income (NOI) .....          $9,064,110
    Underwritten Net Cash Flow (NCF) ............          $8,848,821

------------------------------------------------------------------------


------------------------------------------------------------------------

                        MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................        Wachovia
    Cut-Off Date Balance ............................     $80,000,000
    Percentage of Cut-Off Date Pool Balance .........            6.2%
    Cut-Off Date Loan Balance Per SF ................            $182
    Number of Mortgage Loans ........................               1
    Type of Security ................................             Fee
    Mortgage Rate ...................................          5.320%
    Original Term / Amortization ....................        120 / NA
    Remaining Term / Amortization ...................        120 / NA
    Cut-Off Date LTV ................................           73.4%
    Maturity Date LTV ...............................           73.4%
    Underwritten DSCR on NOI ........................           2.13x
    Underwritten DSCR on NCF ........................           2.08x

------------------------------------------------------------------------

* Does not include the 41,958 square feet T.J. Maxx is currently in the process of vacating, although the tenant is currently in possession and operating in its leased premises. The economic occupancy as of January 8, 2004 was 92.3% excluding the rent T.J. Maxx is paying.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                          Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "North Riverside Park Mall Loan") is secured by a first mortgage encumbering the borrower's fee interest in a regional mall located in North Riverside, Illinois. The North Riverside Park Mall
  Loan represents approximately 6.2% of the Cut-Off Date Pool Balance. The North Riverside Park Mall Loan was originated on January 16, 2004 and has a principal balance as of the Cut-Off Date of $80,000,000. The North Riverside Park Mall Loan provides for interest-only payments for the length of the loan term.

  The North Riverside Park Mall Loan has a remaining term of 120 months and matures on February 11, 2014. The North Riverside Park Mall Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is North Riverside Park Associates, LLC, a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the North Riverside Park Mall Loan. The sponsors of the borrower are Jeffrey Feil and Lloyd Goldman. Mr. Feil is the principal of the Feil Organization, a New York-based real estate firm with ownership interests in approximately 8.5 million square feet of retail properties, 5 million square feet of office properties, and 5,000 residential rental units. Mr. Goldman is the President of BLDG Management Co., which owns approximately 20 million square feet of commercial and industrial properties and 14,000 residential rental units.

o THE PROPERTY. The Mortgaged Property consists of approximately 440,421 square feet of space at a 1,067,435 square foot regional mall situated on approximately 27.3 acres. The Mortgaged Property was constructed in 1974 and renovated in 2001. The Mortgaged Property is located in North Riverside, Illinois, within the Chicago, Illinois metropolitan statistical area. As of January 8, 2004, the occupancy rate for the Mortgaged Property securing the North Riverside Park Mall Loan was approximately 96.5%; however, excluding the 41,958 square feet T.J. Maxx has given notice it will vacate, the occupancy is 86.9%.

  The anchor tenants at the Mortgaged Property are JC Penney, Sears, Roebuck & Co., and Carson Pirie Scott (a Saks Inc. store). Each anchor owns its respective premises and land, which are not part of the collateral. The largest tenant which is part of the collateral is Plitt Theaters ("Plitt") occupying approximately 30,000 square feet, or approximately 6.8% of the net rentable area. The Plitt lease expires in January 2008. The second largest tenant is Old Navy, occupying approximately 20,068 square feet, or approximately 4.6% of the net rentable area. Old Navy, a subsidiary of The Gap, Inc. ("The Gap"), is a global specialty retailer, which operates stores selling casual apparel, personal care and other accessories for men, women and children. As of January 28, 2004, The Gap was rated "Ba3" (Moody's), "BB+" (S&P) and "BB-" (Fitch). The Old Navy lease expires in February 2007. The third largest tenant is Lerner New York & Co. ("Lerner"), occupying approximately 12,116 square feet, or approximately 2.8% of the net rentable area. Lerner sells brand-name and private-label fashions and accessories for women. The Lerner lease expires in January 2004. Lerner has agreed to a one year extension of its lease; however, in anticipation of finalizing terms on a longer term lease at the subject property, this has not yet been executed.

The following table presents information relating to major tenants at the Mortgaged Property:

                                                              NET      % OF NET                             % OF
                                            RATINGS*        RENTABLE   RENTABLE    ACTUAL                  ACTUAL   DATE OF LEASE
TENANT                                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT    RENT      EXPIRATION
------                                ------------------- ----------- ---------- ---------- ------------- -------- ---------------
JC Penney (Anchor owned, not
 part of collateral) ................      Ba3/BB+/BB       248,709
Sears, Roebuck & Co. (Anchor
 owned, not part of collateral) .....    Baa1/BBB/BBB+      199,544
Carson Pirie Scott (Anchor
 owned, not part of collateral) .....      Ba3/BB/BB-       180,588
Plitt Theaters ......................       NR/NR/NR         30,000       6.8%     $13.67    $  410,000      4.7%   January 2008
Old Navy ............................     Ba3/BB+/BB-        20,068       4.6      $ 7.00       140,476      1.6    February 2007
Lerner New York & Co. ...............       NR/NR/NR         12,116       2.8      $19.00       230,204      2.6    January 2004
Deb Shop ............................       NR/NR/NR         10,275       2.3      $11.08       113,847      1.3    January 2009
Humana Health Care (outparcel) ......     Baa3/BBB/BBB       10,000       2.3      $11.64       116,438      1.3    January 2011
Olive Garden (outparcel) ............    Baa1/BBB+/BBB+       9,100       2.1      $10.90        99,188      1.1    January 2006
Bachrach ............................       NR/NR/NR          9,019       2.0      $12.53       113,015      1.3    January 2006
Gap .................................     Ba3/BB+/BB-         8,500       1.9      $20.00       170,000      1.9   September 2006
Lane Bryant .........................      B2/BB-/NR          8,450       1.9      $21.00       177,450      2.0    January 2005
                                                            -------      ----                ----------     ----
TOTAL ...............................                       117,528      26.7%               $1,570,618     17.8%
                                                            =======      ====                ==========     ====

* Certain ratings are those of the parent company, whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                          CUMULATIVE
                    # OF       WA BASE                      % OF          CUMULATIVE          % OF           % OF
                   LEASES      RENT/SF      TOTAL SF      TOTAL SF           % OF         ACTUAL RENT     ACTUAL RENT
YEAR              ROLLING      ROLLING       ROLLING     ROLLING(1)     SF ROLLING(1)      ROLLING(1)     ROLLING(1)
----             ---------   -----------   ----------   ------------   ---------------   -------------   ------------
2004 .........       25        $ 13.08       68,868          15.6%           15.6%            10.2%           10.2%
2005 .........       11        $ 24.44       31,014           7.0%           22.7%             8.6%           18.8%
2006 .........       17        $ 21.24       56,561          12.8%           35.5%            13.6%           32.5%
2007 .........       10        $ 20.79       35,181           8.0%           43.5%             8.3%           40.8%
2008 .........       11        $ 20.93       52,902          12.0%           55.5%            12.6%           53.3%
2009 .........       11        $ 26.66       27,567           6.3%           61.8%             8.3%           61.7%
2010 .........        3        $ 24.50        6,762           1.5%           63.3%             1.9%           63.5%
2011 .........       14        $ 27.71       36,639           8.3%           71.6%            11.5%           75.1%
2012 .........       10        $ 32.55       20,247           4.6%           76.2%             7.5%           82.5%
2013 .........       10        $ 27.53       30,800           7.0%           83.2%             9.6%           92.2%
2014 .........        5        $ 37.90       13,345           3.0%           86.3%             5.7%           97.9%

---------
(1) Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents provide for escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee (i) at the closing of the North Riverside Park Mall Loan, a sum of $2,750,000 and (ii) a sum of $175,992 per year for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o MANAGEMENT. Urban Retail Properties Co. is the property manager for the Mortgaged Property securing the North Riverside Park Mall Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                          Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

520 EIGHTH AVENUE




                                [PHOTO OMITTED]





------------------------------------------------------------------------

                         PROPERTY INFORMATION

    Number of Mortgaged Real Properties ........                   1
    Location (City, State) .....................        New York, NY
    Property Type ..............................       Office -- CBD
    Size (SF) ..................................             739,718
    Occupancy as of January 21, 2004 ...........               98.4%
    Year Built / Year Renovated ................         1926 / 2000
    Appraisal Value ............................        $102,000,000
    Underwritten Occupancy .....................               94.0%
    Underwritten Revenues ......................         $17,072,599
    Underwritten Total Expenses ................          $7,608,262
    Underwritten Net Operating Income (NOI) ....          $9,464,337
    Underwritten Net Cash Flow (NCF) ...........          $8,644,433

------------------------------------------------------------------------


------------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ..........................         Wachovia
    Cut-Off Date Balance ..........................      $49,000,000
    Percentage of Cut-Off Date Pool Balance .......             3.8%
    Cut-Off Date Loan Balance Per SF ..............              $66
    Number of Mortgage Loans ......................                1
    Type of Security ..............................              Fee
    Mortgage Rate .................................           4.800%
    Original Term / Amortization ..................         120 / NA
    Remaining Term / Amortization .................         120 / NA
    Cut-Off Date LTV ..............................            48.0%
    Maturity Date LTV .............................            48.0%
    Underwritten DSCR on NOI ......................            4.02x
    Underwritten DSCR on NCF ......................            3.68x
    Shadow Rating (S&P / Moody's)* ................        AAA / A1

------------------------------------------------------------------------

* S&P and Moody's have confirmed that the 520 Eighth Avenue Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA"/"A1", respectively.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "520 Eighth Avenue Loan") is secured by a first mortgage encumbering the borrower's fee interest in an urban office building located in New York, New York. The 520 Eighth Avenue Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The 520 Eighth Avenue Loan was originated on January 30, 2004 and has a principal balance as of the Cut-Off Date of $49,000,000. The 520 Eighth Avenue Loan provides for interest-only payments for the length of the loan term.

  The 520 Eighth Avenue Loan has a remaining term of 120 months and matures on February 11, 2014. The 520 Eighth Avenue Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrowers are New 520 GSH, LLC, New 520 Triple Crown, LLC, 38th and 8th LLC and New 520 8th LLC, each of which is a special purpose entity and own the Mortgaged Property as tenants in common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 520 Eighth Avenue Loan. The sponsor of the borrower is Jeffrey Gural, who is one of three principals owning Newmark & Company Real Estate, Inc. ("Newmark"), which his father, Aaron Gural, acquired in 1952 and sold to Jeffrey and Barry M. Gosin in 1978. Newmark manages or provides leasing services on approximately 50 million square feet of office space in New York, Connecticut, London, Los Angeles, New Jersey and Washington D.C.

o THE PROPERTY. The Mortgaged Property is comprised of three contiguous buildings, 520 Eighth Avenue, 261 West 36th Street and 266 West 37th Street, in the aggregate consisting of approximately 739,718 square feet of net rentable area. The Mortgaged Property was constructed in 1926 and renovated in 2000. The Mortgaged Property is located in New York, New York within the New York City metropolitan statistical area. As of January 21, 2004, the occupancy rate for the Mortgaged Property securing the 520 Eighth Avenue Loan was approximately 98.4%.

  The largest tenant is the Mason Tenders District Council Welfare Fund ("MTDC") occupying 48,395 square feet, or approximately 6.5% of the net rentable area. MTDC is an umbrella labor organization affiliated with six local unions in the tri-state area. The organization claims over 15,000 members involved in political and social labor action awareness campaigns on both the national and local levels. The MTDC lease expires in February 2018. The second largest tenant is Selfhelp Community Services Inc. ("Selfhelp") occupying 45,000 square feet, or approximately 6.1% of the net rentable area. Founded in 1936 and a member agency of the United Way, Selfhelp is one of the top family, geriatric, and home hospice care agencies in New York City. The Selfhelp lease expires in June 2011. The third largest tenant is G&G Shops Inc. ("G&G") occupying 40,000 square feet, or approximately 5.4% of the net rentable area. G&G is a nationwide retailer of teen and young adult women's fashions with over 500 stores located throughout the country. The G&G lease expires in January 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                            NET      % OF NET                             % OF
                                          RATINGS         RENTABLE   RENTABLE    ACTUAL                  ACTUAL    DATE OF LEASE
TENANT                               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT    RENT      EXPIRATION
------                              ------------------- ----------- ---------- ---------- ------------- -------- ----------------
Mason Tenders District Council
 Welfare Fund .....................       NR/NR/NR         48,395      6.5%      $23.46     $1,135,347     7.4%    February 2018
Selfhelp Community Services Inc. ..       NR/NR/NR         45,000      6.1       $28.72      1,292,400     8.4       June 2011
G & G Shops Inc. ..................       NR/NR/NR         40,000      5.4       $16.99        679,600     4.4      January 2006
Alliance of Resident Theatres .....       NR/NR/NR         32,000      4.3       $20.00        640,000     4.2     November 2022
Board of Jewish Education .........       NR/NR/NR         26,000      3.5       $19.78        514,280     3.3       July 2023
New York Spaces ...................       NR/NR/NR         25,977      3.5       $19.96        518,423     3.4    Multiple Spaces
                                                           ------     ----                  ----------    ----
TOTAL .............................                       217,372     29.4%                 $4,780,050    31.1%
                                                          =======     ====                  ==========    ====

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.
WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                        Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                  # OF     WA BASE                  % OF      CUMULATIVE %                      CUMULATIVE % OF
                ROLLING    RENT/SF    TOTAL SF    TOTAL SF        OF SF      % OF ACTUAL RENT     ACTUAL RENT
YEAR             LEASES    ROLLING     ROLLING   ROLLING(1)    ROLLING(1)       ROLLING(1)        ROLLING(1)
----           --------- ----------- ---------- ------------ -------------- ------------------ ----------------
2004 .........      7      $ 32.18     16,228        2.2%          2.2%             3.4%              3.4%
2005 .........     11      $ 11.14     44,151        6.0%          8.2%             3.2%              6.6%
2006 .........      8      $ 17.41     69,322        9.4%         17.5%             7.9%             14.4%
2007 .........      8      $ 29.34     18,259        2.5%         20.0%             3.5%             17.9%
2008 .........      5      $ 10.50     61,122        8.3%         28.3%             4.2%             22.1%
2009 .........      3      $ 17.45     25,250        3.4%         31.7%             2.9%             25.0%
2010 .........      9      $ 21.30     76,573       10.4%         42.0%            10.6%             35.6%
2011 .........      8      $ 29.32    127,516       17.2%         59.3%            24.3%             59.9%
2012 .........     10      $ 24.95     59,083        8.0%         67.3%             9.6%             69.5%
2013 .........      8      $ 18.47     66,402        9.0%         76.2%             8.0%             77.5%
2014 .........      3      $ 18.67     25,570        3.5%         79.7%             3.1%             80.6%

---------

(1) Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, in the event the debt service coverage ratio, as computed by the mortgagee, is less than 1.75x, the borrower is required to deposit a sum of $60,000 monthly for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor designated lockbox account; however, following an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee lock box account.

o MANAGEMENT. Newmark & Company Real Estate, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 520 Eighth Avenue Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

VILLA DEL SOL APARTMENTS








                                [PHOTO OMITTED]





--------------------------------------------------------------------------

                           PROPERTY INFORMATION

    Number of Mortgaged Real Properties .............                1
    Location (City, State) ..........................    Santa Ana, CA
    Property Type ...................................   Multifamily --
                                                          Conventional
    Size (Units) ....................................              562
    Occupancy as of December 4, 2003 ................            98.0%
    Year Built / Year Renovated .....................      1964 / 1994
    Appraisal Value .................................      $60,000,000
    Underwritten Occupancy ..........................            95.0%
    Underwritten Revenues ...........................       $6,678,159
    Underwritten Total Expenses .....................       $2,561,627
    Underwritten Net Operating Income (NOI) .........       $4,116,532
    Underwritten Net Cash Flow (NCF) ................       $3,963,590

--------------------------------------------------------------------------


--------------------------------------------------------------------------

                      MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................         Wachovia
    Cut-Off Date Balance ............................      $45,000,000
    Percentage of Cut-Off Date Pool Balance .........             3.5%
    Cut-Off Date Loan Balance Per Unit ..............          $80,071
    Number of Mortgage Loans ........................                1
    Type of Security ................................              Fee
    Mortgage Rate ...................................           5.730%
    Original Term to ARD / Amortization .............        120 / 360
    Remaining Term to ARD / Amortization ............        118 / 360
    Cut-Off Date LTV ................................            75.0%
    Maturity Date LTV ...............................            66.1%
    Underwritten DSCR on NOI ........................            1.31x
    Underwritten DSCR on NCF ........................            1.26x

--------------------------------------------------------------------------

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                   CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

                                                         Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Villa Del Sol Apartments Loan") is secured by a first mortgage encumbering the borrower's fee interest in a 562 unit multifamily complex located in Santa Ana, California. The Villa Del Sol Apartments Loan represents approximately 3.5% of the Cut-Off Date Pool Balance. The Villa Del Sol Apartments Loan was originated on December 10, 2003 and has a principal balance as of the Cut-Off Date of $45,000,000. The Villa Del Sol Apartments Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Villa Del Sol Apartments Loan has a remaining term of 118 months to its anticipated repayment date of December 11, 2013. The Villa Del Sol Apartments Loan may be prepaid on or after October 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Advanced Group 94-55, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Villa Del Sol Apartments Loan. The sponsors are Richard J. Julian and Dell G. Dohrman. Richard J. Julian is a principal of Advanced Real Estate Services, Inc. ("Advanced"). Advanced was formed in 1981 and specializes in the ownership and management of multifamily properties. Mr. Dohrman's family has been developing and managing real estate since 1946 under the names of DASCO Company and D&D Development.

o THE PROPERTY. The Mortgaged Property is a 562 unit garden-style apartment complex consisting of 84 buildings situated on approximately 25 acres. The Mortgaged Property was constructed in 1964 and renovated in 1994 and is located in Santa Ana, California, within the Los Angeles-Riverside-Orange County metropolitan statistical area. As of December 4, 2003, the occupancy rate for the Mortgaged Property securing the Villa Del Sol Apartments Loan was approximately 98.0%. The Mortgaged Property includes such amenities as 24-hour security patrol, a full basketball court, two separate laundry room facilities, eight soft story buildings with "tuck" parking at grade level and residences above, three separate tot-lots, picnic areas with charcoal BBQ's, an on-site leasing office and a community room called the "Reading Corner" consisting of English as a second language classes, a computer room, a library and a multi-use room.

The following table presents information relating to the unit configuration of the Mortgaged Property:



                                               APPROXIMATE      APPROXIMATE      % OF NET
                                    NO. OF         UNIT        NET RENTABLE      RENTABLE       ASKING RENTAL
                                     UNITS      SIZE (SF)        AREA (SF)      AREA (SF)            RATE
UNIT MIX                           --------   -------------   --------------   -----------   -------------------
1-BR/1-BA ......................      151           633            95,583          20.3%                $905
2-BR/1-BA ......................      315           866           272,790          57.9               $1,105
2-BR/1.5-BA ....................       96         1,074           103,104          21.9               $1,250
                                      ---                         -------         -----
TOTAL/WEIGHTED AVERAGE .........      562           839           471,477         100.0%       $1,082/1.29/SF
                                      ===                         =======         =====

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Villa Del Sol Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, (ii) upon the occurrence of an event of default under the loan documents, or (iii) upon the anticipated repayment date of December 11, 2013, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of December 11, 2013, if the Villa Del Sol Apartments Loan is not repaid in full, the Villa Del Sol Apartments Loan enters a hyper-amortization period through December 11, 2023. The interest rate applicable to the Villa Del Sol Apartments Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o PROPERTY MANAGEMENT. Advanced Real Estate Services, Inc., an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the Villa Del Sol Apartments Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

PINE TRAIL SQUARE




                                [PHOTO OMITTED]








--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

    Number of Mortgaged Real Properties .............                     1
    Location (City, State) ..........................   West Palm Beach, FL
    Property Type ...................................    Retail -- Anchored
    Size (SF) .......................................               269,576
    Occupancy as of January 16, 2004 ................                 81.6%
    Year Built / Year Renovated .....................           1980 / 2003
    Appraisal Value .................................           $38,832,000
    Underwritten Occupancy ..........................                 94.0%
    Underwritten Revenues ...........................            $4,472,342
    Underwritten Total Expenses .....................            $1,254,484
    Underwritten Net Operating Income (NOI) .........            $3,217,859
    Underwritten Net Cash Flow (NCF) ................            $3,087,682

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................              Wachovia
    Cut-Off Date Balance ............................           $30,350,000
    Percentage of Cut-Off Date Pool Balance .........                  2.4%
    Cut-Off Date Loan Balance Per SF ................                  $113
    Number of Mortgage Loans ........................                     1
    Type of Security ................................         Fee/Leasehold
    Mortgage Rate ...................................                5.760%
    Original Term to ARD / Amortization .............             120 / 360
    Remaining Term to ARD / Amortization ............             120 / 360
    Cut-Off Date LTV ................................                 78.2%
    Maturity Date LTV ...............................                 65.8%
    Underwritten DSCR on NOI ........................                 1.51x
    Underwritten DSCR on NCF ........................                 1.45x

--------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

                                                       Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Pine Trail Square Loan") is secured by a first mortgage encumbering the borrower's fee and leasehold interest in an anchored retail center located in West Palm Beach, Florida. The Pine Trail Square Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Pine Trail Square Loan was originated on January 21, 2004 and has a principal balance as of the Cut-Off Date of $30,350,000.

  The Pine Trail Square Loan has a remaining term of 120 months to its anticipated repayment date of February 11, 2014. The Pine Trail Square Loan may be prepaid on or after October 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Pine Trail Square, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pine Trail Square Loan. The sponsor of the borrowers is Joe Carosella. Retail Property Group ("RPG"), owned solely by Joe Carosella, specializes in property development for chain store retailers. Headquartered in East Fort Lauderdale, RPG properties encompass more than 1.0 million square feet of retail space.

o THE PROPERTY. The Mortgaged Property is an approximately 269,576 square foot anchored retail center situated on approximately 27.0 acres. The Mortgaged property was constructed in 1980 and renovated in 2003. The Mortgaged Property is located in West Palm Beach, Florida, within the West Palm Beach-Boca Raton, Florida metropolitan statistical area. As of January 16, 2004, the occupancy rate for the Mortgaged Property securing the Pine Trail Square Loan was approximately 81.6%.

  The largest tenant is Albertsons, Inc. ("Albertsons") occupying approximately 54,000 square feet, or approximately 20.0% of the net rentable area. Albertsons is a major retailer, operating nearly 2,300 stores in 31 states under names such as Albertsons, Acme Markets and Jewel. As of January 28, 2004, Albertsons was rated "Baa2" (Moody's), "BBB" (S&P) and "BBB" (Fitch). The Albertsons lease expires in November 2011. The second largest tenant is LA Fitness, occupying approximately 40,737 square feet, or approximately 15.1% of the net rentable area. LA Fitness owns and operates Sports Clubs in California, Arizona, Florida, Pennsylvania, New Jersey, New York, Connecticut and Georgia. The LA Fitness lease expires in November 2017. The third largest tenant is Marshalls ("Marshalls"), occupying approximately 30,336 square feet, or approximately 11.3% of the net rentable area. Marshalls, a division of the TJX Companies, Inc. sells brand-name family apparel, accessories, women's shoes, domestics, giftware and jewelry at discount prices at more than 1,840 stores nationwide. As of January 28, 2004, Marshalls was rated "A3" (Moody's) and "A" (S&P). The Marshalls lease expires in January 2012.

The following table presents information relating to major tenants at the Mortgaged Property:

                                                               % OF NET    ACTUAL                    % OF
                                 RATINGS*       NET RENTABLE   RENTABLE     RENT        ACTUAL      ACTUAL     DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF         RENT        RENT       EXPIRATION
------                     ------------------- -------------- ---------- ---------- ------------- ----------  --------------
Albertsons ...............     Baa2/BBB/BBB         54,000        20.0%    $ 6.63    $  358,020       12.0%   November 2011
LA Fitness ...............       NR/NR/NR           40,737        15.1     $17.18       700,000       23.5    November 2017
Marshalls ................       A3/A/NR            30,336        11.3     $ 7.10       215,386        7.2     January 2012
Petco ....................       NR/NR/NR           15,685         5.8     $17.25       270,566        9.1     August 2018
Goodwill Industries ......       NR/NR/NR           13,289         4.9     $22.00       292,358        9.8    December 2013
                                                    ------        ----               ----------       ----
TOTAL ....................                         154,047        57.1%              $1,836,330       61.6%
                                                   =======        ====               ==========       ====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:


                                                                                                              CUMULATIVE
                                   WA BASE                                     CUMULATIVE     % OF ACTUAL     % OF ACTUAL
                  # OF LEASES      RENT/SF      TOTAL SF     % OF TOTAL SF       % OF SF          RENT           RENT
YEAR                ROLLING        ROLLING       ROLLING       ROLLING(1)      ROLLING(1)      ROLLING(1)     ROLLING(1)
--------------   -------------   -----------   ----------   ---------------   ------------   -------------   ------------
2004 .........         4            $13.73       13,095            4.9%            4.9%            6.0%           6.0%
2005 .........         4            $17.17       19,463            7.2%           12.1%           11.2%          17.2%
2006 .........         6            $18.91       13,968            5.2%           17.3%            8.9%          26.1%
2007 .........         2            $17.17        2,788            1.0%           18.3%            1.6%          27.7%
2008 .........         2            $16.53        7,126            2.6%           20.9%            3.9%          31.6%
2009 .........         0            $ 0.00            0            0.0%           20.9%            0.0%          31.6%
2010 .........         0            $ 0.00            0            0.0%           20.9%            0.0%          31.6%
2011 .........         1            $ 6.63       54,000           20.0%           41.0%           12.0%          43.6%
2012 .........         1            $ 7.10       30,336           11.3%           52.2%            7.2%          50.9%
2013 .........         3            $21.87       22,651            8.4%           60.6%           16.6%          67.5%
2014 .........         0            $ 0.00            0            0.0%           60.6%            0.0%          67.5%

---------
(1) Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee at the closing of the Pine Trail Square Loan, a sum of $3,000,000 related to the vacant space at the Mortgaged Property. The release of the escrow account shall occur when the lender receives signed estoppels confirming that (i) the space has been leased to new tenants approved by the lender, (ii) that such new tenants have taken occupancy and are open for business, and (iii) all tenant improvement costs and leasing commissions have been paid. In addition, the loan documents required the borrower to deposit with the mortgagee at the closing of the Pine Trail Square Loan, a sum of $97,052 for the space to be occupied by Goodwill Industries in June 2004. Further, if Albertsons fails to exercise its option to extend its lease expiring November 30, 2011, the borrower shall be required to deposit $45,000 monthly for 12 months to fund a leasing reserve.

    Furthermore the loan documents require the borrower to deposit with the mortgagee at the closing of the Pine Trail Square Loan, a sum of $48,868 related to the prepayment of rent due under a ground lease for one of the outparcels for the period from February 1, 2004 through February 28, 2005. In addition, the borrower is required to deposit with the mortgagee a sum of $3,824 monthly to fund the ground lease obligation. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Pine Trail Square Loan upon the occurrence of an event of default by Albertsons, the failure by Albertsons to exercise its option to extend its lease expiring November 30, 2011, or upon the anticipated repayment date of February 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of February 11, 2014, if the Pine Trail Square Loan is not repaid in full, the Pine Trail Square Loan enters a hyper-amortization period through February 11, 2034. The interest rate applicable to the Pine Trail Square Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Retail Property Group, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Pine Trail Square Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                        Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

PACIFIC CENTER




                                [PHOTO OMITTED]





---------------------------------------------------------------------------

                          PROPERTY INFORMATION

     Number of Mortgaged Real Properties .........                 1
     Location (City, State) ......................   Los Angeles, CA
     Property Type ...............................     Office -- CBD
     Size (SF) ...................................           403,312
     Occupancy as of November 24, 2003 ...........             69.6%
     Year Built / Year Renovated .................       1916 / 1985
     Appraisal Value .............................       $36,000,000
     Underwritten Occupancy ......................             76.2%
     Underwritten Revenues .......................        $6,129,562
     Underwritten Total Expenses .................        $3,295,101
     Underwritten Net Operating Income (NOI) .....        $2,834,461
     Underwritten Net Cash Flow (NCF) ............        $2,708,977

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                     MORTGAGE LOAN INFORMATION

     Mortgage Loan Seller ........................          Wachovia
     Cut-Off Date Balance ........................       $27,500,000
     Percentage of Cut-Off Date Pool Balance .....              2.1%
     Cut-Off Date Loan Balance Per SF ............               $68
     Number of Mortgage Loans ....................                 1
     Type of Security ............................               Fee
     Mortgage Rate ...............................            5.540%
     Original Term to ARD / Amortization .........          60 / 360
     Remaining Term to ARD / Amortization ........          58 / 360
     Cut-Off Date LTV ............................             76.4%
     Maturity Date LTV ...........................             73.4%
     Underwritten DSCR on NOI ....................             1.51x
     Underwritten DSCR on NCF ....................             1.44x

---------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Pacific Center Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in Los Angeles, California. The Pacific Center Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Pacific Center Loan was originated on December 4, 2003 and has a principal balance as of the Cut-Off Date of $27,500,000. The Pacific Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Pacific Center Loan has a remaining term of 58 months to its anticipated repayment date of December 11, 2008. The Pacific Center Loan may be prepaid on or after July 11, 2008 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrowers are Holualoa Pacific Center Holding, LLC and Holualoa Pacific Center Holding II, LLC. The borrowers are each special purpose entities and own the Mortgaged Property as tenants in common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Pacific Center Loan. The sponsor is Holualoa Arizona, Inc. The company was founded in 1994 by Mr. I. Michael Kasser and currently has a portfolio that includes 2.3 million square feet of industrial space, 1.5 million square feet of office space, 900,000 square feet of retail space, 1,750 multifamily units and 255 acres.

o THE PROPERTY. The Mortgaged Property is an approximately 403,312 square foot office building situated on approximately 1.8 acres. The Mortgaged Property was constructed in 1916 and renovated in 1985. The Mortgaged Property is located in Los Angeles, California, within the Los Angeles-Riverside-Orange County metropolitan statistical area. As of November 24, 2003, the occupancy rate for the Mortgaged Property securing the Pacific Center Loan was approximately 69.6%.

  The largest tenant is United Way, Inc. ("United Way") occupying approximately 48,700 square feet, or approximately 12.1% of the net rentable area. United Way is a not-for-profit organization that focuses on health and human services causes. The United Way leases expire in August 2010, with the exception of approximately 2,598 square feet of storage space, which is leased on a month-to-month basis. The second largest tenant is Los Angeles County Medical Association ("LACMA") occupying approximately 22,500 square feet, or approximately 5.6% of the net rentable area. LACMA is an association formed to protect physicians and influence politicians to improve healthcare. The LACMA lease expires in December 2005. The third largest tenant is American Business Bank ("ABB"), occupying approximately 22,452 square feet, or approximately 5.6% of the net rentable area. ABB specializes in business banking whose products include cash management, depository services, commercial lending and investment services. ABB services clients in Southern California from Santa Barbara to San Diego, principally through a system of couriers and supported by electronic means. The ABB leases expire in January 2009, with approximately 548 square feet of storage space leased on a month-to-month basis.

The following table presents information relating to major tenants at the Mortgaged Property:

                                                                       % OF NET                             % OF
                                         RATINGS        NET RENTABLE   RENTABLE   ACTUAL                   ACTUAL     DATE OF LEASE
TENANT                              MOODY'S/S&P/FITCH     AREA (SF)      AREA    RENT PSF   ACTUAL RENT     RENT       EXPIRATION
---------------------------------- ------------------- -------------- --------- ---------- ------------- ---------- ----------------
United Way, Inc. .................       NR/NR/NR          48,700        12.1%    $15.37    $  748,617       15.0%  Multiple Spaces
Los Angeles County Medical
 Association .....................       NR/NR/NR          22,500         5.6     $13.00       292,500        5.8    December 2005
American Business Bank ...........       NR/NR/NR          22,452         5.6     $19.31       433,504        8.7   Multiple Spaces
King Seafood Co. (d.b.a. The Water
 Grill) ..........................       NR/NR/NR           8,791         2.2     $33.85       297,532        5.6      March 2011
Corporate Builders, Inc. .........       NR/NR/NR           8,687         2.2     $16.00       138,992        2.8      July 2005
                                                           ------        ----               ----------       ----
TOTAL ............................                        111,130        27.6%              $1,911,146       37.9%
                                                          =======        ====               ==========       ====

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.
            Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:


                                   WA BASE                                     CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF       % OF TOTAL          OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING(1)      ROLLING(1)       ROLLING(1)       ROLLING(1)
--------------   -------------   -----------   ----------   ---------------   --------------   -------------   ----------------
2004 .........        70            $16.71       77,436           19.2%             19.2%           25.9%             25.9%
2005 .........        22            $16.78       78,269           19.4%             38.6%           26.3%             52.3%
2006 .........         8            $20.76       20,580            5.1%             43.7%            8.6%             60.8%
2007 .........         1            $16.00        2,275            0.6%             44.3%            0.7%             61.6%
2008 .........         5            $18.32        8,074            2.0%             46.3%            3.0%             64.5%
2009 .........         3            $19.34       22,896            5.7%             52.0%            8.9%             73.4%
2010 .........         1            $15.90       46,102           11.4%             63.4%           14.7%             88.1%
2011 .........         2            $33.85        8,791            2.2%             65.6%            6.0%             94.1%
2012 .........         0            $ 0.00            0            0.0%             65.6%            0.0%             94.1%
2013 .........         0            $ 0.00            0            0.0%             65.6%            0.0%             94.1%
2014 .........         0            $ 0.00            0            0.0%             65.6%            0.0%             94.1%

---------

(1) Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee at the closing of the Pacific Center Loan, a sum of $4,000,000 at closing for tenant improvements and leasing commissions costs. The borrower may use $2,000,000 for costs associated with the renewal of the existing tenants and $2,000,000 for costs associated with incremental leasing. Furthermore, the loan documents require the borrower to deposit $480,000 at closing to be released upon the achievement of certain base rent thresholds from tenants who are in place and paying rent on leases with terms of more than 60 days remaining. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCKBOX. At any time during the term of the Pacific Center Loan upon the occurrence of an event of default under the loan documents or upon the anticipated repayment date of December 11, 2008, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of December 11, 2008, if the Pacific Center Loan is not repaid in full, the Pacific Center Loan enters a hyper-amortization period through December 11, 2013. The interest rate applicable to the Pacific Center Loan during such hyper-amortization period will increase to the greater of 2.5% over the mortgage rate or 2.5% over the treasury rate increasing annually by 0.25% and subject to a maximum rate of 3.0% over the initial rate, as specified in the loan documents.

o MANAGEMENT. Crissman Commercial Services is the property manager for the Mortgaged Property securing the Pacific Center Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

BAL HARBOUR SQUARE





                                [PHOTO OMITTED]




---------------------------------------------------------------------------

                            PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                   1
    Location (City, State) ...................... Fort Lauderdale, FL
    Property Type ...............................  Retail -- Anchored
    Size (SF) ...................................             138,594
    Occupancy as of December 19, 2003 ...........               97.2%
    Year Built / Year Renovated .................         1981 / 2001
    Appraisal Value .............................         $34,450,000
    Underwritten Occupancy ......................               95.0%
    Underwritten Revenues .......................         $ 3,385,750
    Underwritten Total Expenses .................         $   850,889
    Underwritten Net Operating Income (NOI) .....         $ 2,534,861
    Underwritten Net Cash Flow (NCF) ............         $ 2,429,191

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                          MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ........................            Wachovia
    Cut-Off Date Balance ........................         $27,475,432
    Percentage of Cut-Off Date Pool Balance .....                2.1%
    Cut-Off Date Loan Balance Per SF ............                $198
    Number of Mortgage Loans ....................                   1
    Type of Security ............................                 Fee
    Mortgage Rate ...............................              5.710%
    Original Term to ARD / Amortization .........           120 / 360
    Remaining Term to ARD / Amortization ........           119 / 359
    Cut-Off Date LTV ............................               79.8%
    Maturity Date LTV ...........................               67.1%
    Underwritten DSCR on NOI ....................               1.32x
    Underwritten DSCR on NCF ....................               1.27x

---------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                         Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Bal Harbour Square Loan") is secured by a first mortgage encumbering the borrower's fee interest in an anchored retail center located in Fort Lauderdale, Florida. The Bal Harbour Square Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Bal Harbour Square Loan was originated on December 12, 2003 and has a principal balance as of the Cut-Off Date of $27,475,432.

  The Bal Harbour Square Loan has a remaining term of 119 months to its anticipated repayment date of January 11, 2014. The Bal Harbour Square Loan may be prepaid on or after September 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrowers are 19th Street Investors, Inc. and 19th Street Investors, LLC, both special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bal Harbour Square Loan. The sponsor of the borrowers is Joe Carosella, owner of Retail Property Group, which specializes in property development for chain store retailers. Headquartered in East Fort Lauderdale, Retail Property Group owns and manages approximately 1.0 million square feet of retail space.

o THE PROPERTY. The Mortgaged Property is an approximately 138,594 square foot anchored retail center situated on approximately 17.0 acres. The Mortgaged Property was constructed in 1981 and renovated in 2001. The Mortgaged Property is located in Fort Lauderdale, Florida, within the Miami-Fort Lauderdale metropolitan statistical area. As of December 19, 2003, the occupancy rate for the Mortgaged Property securing the Bal Harbour Square Loan was approximately 97.2%.

  The largest tenant is Circuit City ("Circuit City") occupying approximately 33,027 square feet, or approximately 23.8% of the net rentable area. Circuit City operates over 626 Circuit City Superstores throughout the United States that sell audio and video equipment, as well as personal computers. The Circuit City lease expires in October 2021. The second largest tenant is Linens 'n Things ("Linens 'n Things") occupying approximately 29,400 square feet, or approximately 21.2% of the net rentable area. Linens 'n Things is a national retailer of home textiles, housewares and home accessories, such as bath items and window treatments. The Linens 'n Things lease expires in November 2005. The third largest tenant is CompUSA ("CompUSA"), occupying approximately 17,000 square feet, or approximately 12.3% of the net rentable area. CompUSA is a national retailer of personal computer-related products and services. The CompUSA lease expires in October 2014.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                   % OF NET                              % OF
                                     RATINGS*       NET RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------                         ------------------- -------------- ---------- ---------- ------------- ---------- --------------
Circuit City .................     NR/NR/NR            33,027        23.8%     $25.50    $  842,189      31.1%    October 2021
Linens 'n Things .............     NR/NR/NR            29,400        21.2      $ 9.50       279,300      10.3    November 2005
CompUSA ......................     NR/NR/NR            17,000        12.3      $20.00       340,000      12.6     October 2014
Rag Shop .....................     NR/NR/NR             9,450         6.8      $10.58        99,981       3.7     October 2008
Pier 1 Imports ...............     Ba2/BBB-/NR          8,840         6.4      $24.20       213,928       7.9    February 2008
Lone Star Steakhouse .........     NR/NR/NR             7,100         5.1      $14.08       100,000       3.7     October 2009
                                                       ------        ----                ----------      ----
TOTAL ........................                        104,817        75.6%               $1,875,397      69.3%
                                                      =======        ====                ==========      ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:


                                  WA BASE                                    CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES     RENT/SF     TOTAL SF       % OF TOTAL          OF SF            RENT          ACTUAL RENT
YEAR                ROLLING       ROLLING      ROLLING     SF ROLLING(1)      ROLLING(1)       ROLLING(1)       ROLLING(1)
----             -------------   ---------   ----------   ---------------   --------------   -------------   ----------------
2004 .........         0           $ 0.00            0            0.0%             0.0%             0.0%             0.0%
2005 .........         1           $ 9.50       29,400           21.2%            21.2%            10.3%            10.3%
2006 .........         0           $ 0.00            0            0.0%            21.2%             0.0%            10.3%
2007 .........         1           $23.00        4,688            3.4%            24.6%             4.0%            14.3%
2008 .........         2           $17.16       18,290           13.2%            37.8%            11.6%            25.9%
2009 .........         1           $14.08        7,100            5.1%            42.9%             3.7%            29.6%
2010 .........         0           $ 0.00            0            0.0%            42.9%             0.0%            29.6%
2011 .........         0           $ 0.00            0            0.0%            42.9%             0.0%            29.6%
2012 .........         0           $ 0.00            0            0.0%            42.9%             0.0%            29.6%
2013 .........         3           $25.44       13,959           10.1%            53.0%            13.1%            42.7%
2014 .........         2           $21.21       22,431           16.2%            69.2%            17.6%            60.3%

---------

(1) Calculated based on approximate square footage occupied by each tenant.


o ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee (i) at the closing of the Bal Harbour Square Loan, a sum of $135,775 for Wine Spirits & More.
   This escrow is to be held by the lender until either (i) a replacement tenant has been found and signed to a lease at market rent ($25/SF) or (ii) the borrower has a signed lease for the other two vacant bays in the center. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. Upon the anticipated repayment date of January 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of January 11, 2014, if the Bal Harbour Square Loan is not repaid in full, the Bal Harbour Square Loan enters a hyper-amortization period through January 11, 2034. The interest rate applicable to the Bal Harbour Square Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Retail Property Group, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Bal Harbour Square Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

                                                       Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

FAIRFAX CORNER-BUILDING D






                                [PHOTO OMITTED]







---------------------------------------------------------------------------

                         PROPERTY INFORMATION

    Number of Mortgaged Real Properties ...........                 1
    Location (City, State) ........................       Fairfax, VA
    Property Type .................................         Office --
                                                             Suburban
    Size (SF) .....................................           129,107
    Occupancy as of October 1, 2003 ...............             92.1%
    Year Built / Year Renovated ...................         2002 / NA
    Appraisal Value ...............................       $29,800,000
    Underwritten Occupancy ........................             92.3%
    Underwritten Revenues .........................        $3,320,707
    Underwritten Total Expenses ...................        $1,124,639
    Underwritten Net Operating Income (NOI) .......        $2,196,068
    Underwritten Net Cash Flow (NCF) ..............        $1,990,292

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                    MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ........................           Citigroup
    Cut-Off Date Balance ........................         $23,558,899
    Percentage of Cut-Off Date Pool Balance .....                1.8%
    Cut-off Date Loan Balance Per SF ............                $182
    Number of Mortgage Loans ....................                   1
    Type of Security ............................                 Fee
    Mortgage Rate ...............................              5.820%
    Original Term / Amortization ................           120 / 360
    Remaining Term / Amortization ...............           118 / 358
    Cut-Off Date LTV ............................               79.1%
    Maturity Date LTV ...........................               66.8%
    Underwritten DSCR on NOI ....................               1.32x
    Underwritten DSCR on NCF ....................               1.20x

---------------------------------------------------------------------------


The following table presents information relating to major tenants at the Mortgaged Property:

                                                         NET      % OF NET     ACTUAL
                                       RATINGS         RENTABLE   RENTABLE      RENT                   % OF ACTUAL    DATE OF LEASE
TENANT                            MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      ACTUAL RENT       RENT         EXPIRATION
------                           ------------------- ----------- ---------- ----------- ------------- -------------  ---------------
George Mason Mortgage LLC ......      NR/NR/NR          33,511       26.0%   $28.78      $  964,359        27.2%        June 2007
C.C. Pace Systems, Inc. ........      NR/NR/NR          19,505       15.1    $24.00         468,120        13.2      September 2006
The Ryland Group Inc. ..........      NR/NR/NR          14,332       11.1    $26.78         383,811        10.8       December 2007
Ruth's Chris Steak House .......      NR/NR/NR           9,780        7.6    $30.00         293,400         8.3       October 2012
Intercoastal Mortgage Company ..      NR/NR/NR           7,774        6.0    $30.32         235,705         6.7         June 2007
                                                        ------       ----                ----------        ----
TOTAL ..........................                        84,902       65.8%               $2,345,395        66.2%
                                                        ======       ====                ==========        ====



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                          GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

INDIGO CREEK APARTMENTS





                                [PHOTO OMITTED]








---------------------------------------------------------------------------

                       PROPERTY INFORMATION

    Number of Mortgaged Real Properties ....                        1
    Location (City, State) .................             Glendale, AZ
    Property Type ..........................           Multifamily --
                                                         Conventional
    Size (Units) ...........................                      408
    Occupancy as of October 28, 2003 .......                    96.1%
    Year Built / Year Renovated ............                1997 / NA
    Appraisal Value ........................              $33,200,000
    Underwritten Occupancy .................                    90.7%
    Underwritten Revenues ..................               $3,575,231
    Underwritten Total Expenses ............               $1,414,133
    Underwritten Net Operating Income
      (NOI) ................................               $2,161,098
    Underwritten Net Cash Flow (NCF) .......               $2,077,458

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                        MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................         Artesia
    Cut-Off Date Balance ............................     $23,500,000
    Percentage of Cut-Off Date Pool Balance .........            1.8%
    Cut-Off Date Loan Balance Per Unit ..............         $57,598
    Number of Mortgage Loans ........................               1
    Type of Security ................................             Fee
    Mortgage Rate ...................................          5.250%
    Original Term / Amortization ....................        84 / 360
    Remaining Term / Amortization ...................        82 / 360
    Cut-Off Date LTV ................................           70.8%
    Maturity Date LTV ...............................           65.5%
    Underwritten DSCR on NOI ........................           1.39x
    Underwritten DSCR on NCF ........................           1.33x

---------------------------------------------------------------------------


The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                                         APPROXIMATE      % OF NET
                                                       APPROXIMATE      NET RENTABLE      RENTABLE          ASKING
UNIT MIX                            NO. OF UNITS     UNIT SIZE (SF)       AREA (SF)      AREA (SF)       RENTAL RANGE
--------                           --------------   ----------------   --------------   -----------   ------------------
1-BR/1-BA ......................         120                763             91,608          22.8%         $569-$799
2-BR/2-BA ......................         216              1,048            226,440          56.5          $624-$899
3-BR/2-BA ......................          72              1,154             83,088          20.7          $799-$980
                                         ---                               -------         -----
TOTAL/WEIGHTED AVERAGE .........         408                983            401,136         100.0%        $751/$0.76/SF
                                         ===                               =======         =====


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

                                                          Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

SUNRISE BAY APARTMENTS









                                [PHOTO OMITTED]







---------------------------------------------------------------------------

                       PROPERTY INFORMATION

    Number of Mortgaged Real Properties ........                    1
    Location (City, State) .....................         Galloway, NJ
    Property Type ..............................       Multifamily --
                                                         Conventional
    Size (Units) ...............................                  313
    Occupancy as of January 9, 2004 ............                99.7%
    Year Built / Year Renovated ................            1979 / NA
    Appraisal Value ............................          $27,200,000
    Underwritten Occupancy .....................                95.0%
    Underwritten Revenues ......................           $3,486,635
    Underwritten Total Expenses ................           $1,526,920
    Underwritten Net Operating Income (NOI) ....           $1,959,715
    Underwritten Net Cash Flow (NCF) ...........           $1,883,656

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ..........................          Wachovia
    Cut-Off Date Balance ..........................       $21,500,000
    Percentage of Cut-Off Date Pool Balance .......              1.7%
    Cut-Off Date Loan Balance Per Unit ............            $68,690
    Number of Mortgage Loans ......................                 1
    Type of Security ..............................               Fee
    Mortgage Rate .................................            5.290%
    Original Term to ARD / Amortization ...........         120 / 360
    Remaining Term to ARD / Amortization ..........         120 / 360
    Cut-Off Date LTV ..............................             79.0%
    Maturity Date LTV .............................             65.6%
    Underwritten DSCR on NOI ......................             1.37x
    Underwritten DSCR on NCF ......................             1.32x

---------------------------------------------------------------------------

The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                                         APPROXIMATE      % OF NET
                                                       APPROXIMATE      NET RENTABLE      RENTABLE
UNIT MIX                            NO. OF UNITS     UNIT SIZE (SF)       AREA (SF)      AREA (SF)     ASKING RENTAL RANGE
--------                           --------------   ----------------   --------------   -----------   --------------------
1-BR/1-BA ......................          57                740             42,153          11.7%          $   634-$797
2-BR/1-BA ......................         175              1,140            199,522          55.5           $  875-$1106
3-BR/2-BA ......................          81              1,459            118,162          32.8           $ 1040-$1196
                                         ---                               -------         -----
TOTAL/WEIGHTED AVERAGE .........         313              1,150            359,837         100.0%          $983/$0.86/SF
                                         ===                               =======         =====


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

COLE COMPANIES PORTFOLIO







                                [PHOTO OMITTED]







--------------------------------------------------------------------------------

                            PROPERTY INFORMATION

    Number of Mortgaged Real Properties .............                    11
    Location (City, State) ..........................               Various
    Property Type ...................................     Retail -- Various
    Size (SF) .......................................               153,592
    Occupancy as of Various Dates ...................                100.0%
    Year Built / Year Renovated .....................     Various / Various
    Appraisal Value .................................           $35,895,000
    Underwritten Occupancy ..........................                 98.5%
    Underwritten Revenues ...........................            $2,786,431
    Underwritten Total Expenses .....................            $   83,593
    Underwritten Net Operating Income (NOI) .........            $2,702,838
    Underwritten Net Cash Flow (NCF) ................            $2,684,816

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ........................                  Wachovia
    Cut-Off Date Balance ........................               $19,650,250
    Percentage of Cut-Off Date Pool Balance .....                      1.5%
    Cut-Off Date Loan Balance Per SF ............                      $128
    Number of Mortgage Loans ....................                        11
    Type of Security ............................                       Fee
    Mortgage Rate ...............................                    4.290%
    Original Term to ARD / Amortization .........                   60 / NA
    Remaining Term to ARD / Amortization ........                   58 / NA
    Cut-Off Date LTV ............................                     54.8%
    Maturity Date LTV ...........................                     54.8%
    Underwritten DSCR on NOI ....................                   3.21 x
    Underwritten DSCR on NCF ....................                   3.18 x
    Shadow Rating (S&P/Moody's)* ................               BBB / Baa2

--------------------------------------------------------------------------------

* S&P and Moody's have confirmed that the Cole Companies Portfolio has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated "BBB"/"Baa2", respectively.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

                                                        Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

The following table presents certain information relating to each of the Mortgaged Properties:

                                                                              NET
                                        CUT-OFF DATE        RATINGS*        RENTABLE
PROPERTY                                LOAN BALANCE   MOODY'S/S&P/FITCH   AREA (SF)
--------                               -------------- ------------------- -----------
Walgreens - Seattle, WA ..............  $ 3,349,500        Aa3/A+/NR         14,410
Walgreens - Jacksonville, FL .........    2,510,750        Aa3/A+/NR         15,120
Walgreens - Saginaw, MI ..............    2,282,500        Aa3/A+/NR         15,120
Walgreens - La Marque, TX ............    2,277,000        Aa3/A+/NR         15,120
CVS - Hamilton, OH ...................    1,787,500         A2/A/NR          11,180
Office Depot - London, KY ............    1,680,000       Ba1/BBB-/NR        20,468
CVS - Mechanicville, NY ..............    1,290,000         A2/A/NR          10,125
Office Depot - Laurel, MS ............    1,270,000       Ba1/BBB-/NR        20,515
Walgreens - Tulsa, OK ................    1,215,500        Aa3/A+/NR         13,000
Walgreens - Broken Arrow, OK .........    1,127,500        Aa3/A+/NR         13,000
Payless Shoes Retail Building ........      860,000        Ba2/BB/NR          5,534
                                        -----------                          ------
TOTAL ................................  $19,650,250                         153,592
                                        ===========                         =======



                                        % OF NET     ACTUAL                    % OF
                                        RENTABLE      RENT        ACTUAL      ACTUAL    DATE OF LEASE
PROPERTY                                  AREA        PSF          RENT        RENT       EXPIRATION
--------                               ---------- ----------- ------------- ---------- ---------------
Walgreens - Seattle, WA ..............      9.4%    $ 31.71    $  457,000       16.2%   November 2062
Walgreens - Jacksonville, FL .........      9.8     $ 23.54       356,000       12.6   September 2060
Walgreens - Saginaw, MI ..............      9.8     $ 21.03       318,000       11.3       April 2061
Walgreens - La Marque, TX ............      9.8     $ 21.10       319,000       11.3        June 2060
CVS - Hamilton, OH ...................      7.3     $ 23.45       262,145        9.3    February 2019
Office Depot - London, KY ............     13.3     $ 12.95       265,061        9.4   September 2016
CVS - Mechanicville, NY ..............      6.6     $ 17.28       174,960        6.2     January 2018
Office Depot - Laurel, MS ............     13.4     $  9.75       200,021        7.1     October 2017
Walgreens - Tulsa, OK ................      8.5     $ 13.50       175,500        6.2    December 2043
Walgreens - Broken Arrow, OK .........      8.5     $ 12.50       162,500        5.8     October 2043
Payless Shoes Retail Building ........      3.6     $ 22.73       125,788        4.5    November 2013
                                          -----                ----------      -----
TOTAL ................................    100.0%               $2,815,975      100.0%
                                          =====                ==========      =====

* Certain ratings are those of the parent company whether or not the parent company guarantees the lease.


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

CARIBBEAN ISLE APARTMENTS






                                [PHOTO OMITTED]






---------------------------------------------------------------------------

                           PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                   1
    Location (City, State) ......................       Kissimmee, FL
    Property Type ...............................      Multifamily --
                                                         Conventional
    Size (Units) ................................                 448
    Occupancy as of January 6, 2004 .............               89.5%
    Year Built / Year Renovated .................           1990 / NA
    Appraisal Value .............................         $25,200,000
    Underwritten Occupancy ......................               80.5%
    Underwritten Revenues .......................          $3,197,482
    Underwritten Total Expenses .................          $1,430,410
    Underwritten Net Operating Income (NOI) .....          $1,767,072
    Underwritten Net Cash Flow (NCF) ............          $1,636,346

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                        MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................        Wachovia
    Cut-Off Date Balance ............................     $19,500,000
    Percentage of Cut-Off Date Pool Balance .........            1.5%
    Cut-Off Date Loan Balance Per Unit ..............         $43,527
    Number of Mortgage Loans ........................               1
    Type of Security ................................             Fee
    Mortgage Rate ...................................          5.600%
    Original Term to ARD / Amortization .............        84 / 360
    Remaining Term to ARD / Amortization ............        84 / 360
    Cut-Off Date LTV ................................            77.4%
    Maturity Date LTV ...............................           70.7%
    Underwritten DSCR on NOI ........................           1.32x
    Underwritten DSCR on NCF ........................           1.22x

---------------------------------------------------------------------------

The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                                         APPROXIMATE      % OF NET
                                                       APPROXIMATE      NET RENTABLE      RENTABLE       ASKING RENTAL
UNIT MIX                            NO. OF UNITS     UNIT SIZE (SF)       AREA (SF)      AREA (SF)           RANGE
--------                           --------------   ----------------   --------------   -----------   ------------------
1-BR/1-BA ......................       296                  682        201,980              57.0%          $565-$770
2-BR/2-BA ......................       152                1,004        152,608              43.0           $785-$845
                                       ---                             -------             -----
TOTAL/WEIGHTED AVERAGE .........       448                  791        354,588             100.0%        $689/$0.87/SF
                                       ===                             =======             =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.
            Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

MERRITT CREEK FARM SHOPPING CENTER





                                [PHOTO OMITTED]






--------------------------------------------------------------------------------

                            PROPERTY INFORMATION

    Number of Mortgaged Real Properties .............                     1
    Location (City, State) ..........................     Barboursville, WV
    Property Type ...................................    Retail -- Anchored
    Size (SF) .......................................               256,953
    Occupancy as of November 26, 2003 ...............                 95.9%
    Year Built / Year Renovated .....................             2002 / NA
    Appraisal Value .................................           $23,000,000
    Underwritten Occupancy ..........................                 92.0%
    Underwritten Revenues ...........................            $2,188,898
    Underwritten Total Expenses .....................             $374,045
    Underwritten Net Operating Income (NOI) .........           $1,814,853
    Underwritten Net Cash Flow (NCF) ................           $1,688,847

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................              Wachovia
    Cut-Off Date Balance ............................           $18,384,629
    Percentage of Cut-Off Date Pool Balance .........                  1.4%
    Cut-Off Date Loan Balance Per SF ................                   $72
    Number of Mortgage Loans ........................                     1
    Type of Security ................................                   Fee
    Mortgage Rate ...................................                5.970%
    Original Term to ARD / Amortization .............             120 / 360
    Remaining Term to ARD / Amortization ............             119 / 359
    Cut-Off Date LTV ................................                 79.9%
    Maturity Date LTV ...............................                 67.8%
    Underwritten DSCR on NOI ........................                 1.38x
    Underwritten DSCR on NCF ..................                       1.28x

--------------------------------------------------------------------------------

The following table presents information relating to the major tenants at the Mortgaged Property:


                                                        NET      % OF NET    ACTUAL                                   DATE OF
                                      RATINGS*        RENTABLE   RENTABLE     RENT                   % OF ACTUAL       LEASE
TENANT                           MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF     ACTUAL RENT       RENT       EXPIRATION
------                          ------------------- ----------- ---------- ---------- ------------- ------------- --------------
Home Depot (ground lease) .....     Aa3/AA/AA         121,039       47.1%    $ 2.48    $  300,000        15.6%       January 2024
Marshalls .....................     A3/A/NR            30,000       11.7     $ 8.50       255,000        13.2        August 2012
AC Moore ......................     NR/NR/NR           21,306        8.3     $11.50       245,019        12.7        October 2012
Shoe Show of Rocky Mt. ........     NR/NR/NR           10,075        3.9     $15.00       151,125         7.8        October 2007
Silver Dollar Stores, LLC .....     NR/NR/NR           10,010        3.9     $12.00       120,120         6.2       November 2013
Dress Barn ....................     NR/NR/NR            8,400        3.3     $11.06        92,940         4.8        August 2007
                                                      -------       ----               ----------        ----
 TOTAL ........................                       200,830       78.2%              $1,164,204        60.5%
                                                      =======       ====               ==========        ====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                         GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

FLEMINGTON MALL






                                [PHOTO OMITTED]







----------------------------------------------------------------------------

                           PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                  1
    Location (City, State) ......................        Raritan, NJ
    Property Type ............................... Retail -- Anchored
    Size (SF) ...................................            234,129
    Occupancy as of January 26, 2004 ............              98.3%
    Year Built / Year Renovated .................        1975 / 2002
    Appraisal Value .............................        $20,700,000
    Underwritten Occupancy ......................              95.0%
    Underwritten Revenues .......................         $2,358,995
    Underwritten Total Expenses .................           $639,726
    Underwritten Net Operating Income (NOI) .....         $1,719,269
    Underwritten Net Cash Flow (NCF) ............         $1,532,701

----------------------------------------------------------------------------


----------------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ..........................         Wachovia
    Cut-Off Date Balance ..........................      $16,500,000
    Percentage of Cut-Off Date Pool Balance .......             1.3%
    Cut-Off Date Loan Balance Per SF ..............              $70
    Number of Mortgage Loans ......................                1
    Type of Security ..............................              Fee
    Mortgage Rate .................................           5.750%
    Original Term / Amortization ..................        120 / 360
    Remaining Term / Amortization .................        120 / 360
    Cut-Off Date LTV ..............................            79.7%
    Maturity Date LTV .............................            67.1%
    Underwritten DSCR on NOI ......................            1.49x
  Underwritten DSCR on NCF ......................              1.33x

----------------------------------------------------------------------------


The following table presents information relating to the major tenants at the Mortgaged Property:


                                                          NET      % OF NET    ACTUAL                    % OF
                                        RATINGS*        RENTABLE   RENTABLE     RENT                    ACTUAL      DATE OF LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF     ACTUAL RENT     RENT        EXPIRATION
------                            ------------------- ----------- ---------- ---------- ------------- ----------   --------------
Kohl's ..........................       A3/A-/A          86,450       36.9%   $  5.00    $  432,250       23.7%     January 2024
Burlington Coat Factory .........       NR/NR/NR         75,525       32.3    $  5.00       377,625       20.7     November 2008
Borders, Inc. ...................       NR/NR/NR         23,384       10.0    $ 12.50       292,300       16.0      January 2019
Michael's Stores ................       NR/NR/NR         22,680        9.7    $ 10.50       238,140       13.0     February 2012
Brinker New Jersey, Inc.
 (d/b/a Chile's) ................    Baa2/BBB/BBB+        6,160        2.6    $ 20.00       123,200        6.7      October 2013
                                                         ------       ----               ----------       ----
TOTAL ...........................                       214,199       91.5%              $1,463,515       80.1%
                                                        =======       ====               ==========       ====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                       GOLDMAN, SACHS & CO.

                                                      Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

SUMMIT SAN RAPHAEL APARTMENTS






                                [PHOTO OMITTED]










---------------------------------------------------------------------------

                        PROPERTY INFORMATION

    Number of Mortgaged Real Properties ............                1
    Location (City, State) .........................      Dallas , TX
    Property Type ..................................   Multifamily --
                                                         Conventional
    Size (Units) ...................................              222
    Occupancy as of December 18, 2003 ..............            96.9%
    Year Built / Year Renovated ....................        1998 / NA
    Appraisal Value ................................      $19,100,000
    Underwritten Occupancy .........................            86.0%
    Underwritten Revenues ..........................       $2,323,537
    Underwritten Total Expenses ....................       $1,012,324
    Underwritten Net Operating Income (NOI) ........       $1,311,213
    Underwritten Net Cash Flow (NCF) ...............       $1,264,371

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                      MORTGAGE LOAN INFORMATION


    Mortgage Loan Seller ........................            Wachovia
    Cut-Off Date Balance ........................         $15,000,000
    Percentage of Cut-Off Date Pool Balance .....                1.2%
    Cut-Off Date Loan Balance Per Unit ..........             $67,568
    Number of Mortgage Loans ....................                   1
    Type of Security ............................                 Fee
    Mortgage Rate ...............................              5.390%
    Original Term to ARD / Amortization .........            84 / 360
    Remaining Term to ARD / Amortization ........            83 / 360
    Cut-Off Date LTV ............................               78.5%
    Maturity Date LTV ...........................               72.8%
    Underwritten DSCR on NOI ....................               1.30x
    Underwritten DSCR on NCF ....................               1.25x

---------------------------------------------------------------------------

The following table presents information relating to the unit configuration of the Mortgaged Property:



                                                                         APPROXIMATE        % OF NET             ASKING
                                                    APPROXIMATE         NET RENTABLE     RENTABLE AREA           RENTAL
UNIT MIX                            NO. OF UNITS     UNIT SIZE (SF)       AREA (SF)           (SF)                RANGE
--------                           --------------   ----------------   --------------   ---------------   --------------------
1-BR/1-BA ......................         159                774            123,000            61.7%           $  817--$1,098
2-BR/2-BA ......................          63              1,210             76,254            38.3            $1,192--$1,322
                                         ---                               -------           -----
TOTAL/WEIGHTED AVERAGE .........         222                898            199,254           100.0%           $1,001/$1.11/SF
                                         ===                               =======           =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

FESTIVAL PLAZA






                                [PHOTO OMITTED]








-----------------------------------------------------------------------------

                           PROPERTY INFORMATION

    Number of Mortgaged Real Properties .............                   1
    Location (City, State) ..........................      Montgomery, AL
    Property Type ...................................  Retail -- Anchored
    Size (SF) .......................................             108,118
    Occupancy as of September 30, 2003 ..............               86.1%
    Year Built / Year Renovated .....................           2000 / NA
    Appraisal Value .................................         $18,100,000
    Underwritten Occupancy ..........................               85.7%
    Underwritten Revenues ...........................          $1,920,582
    Underwritten Total Expenses .....................          $  437,303
    Underwritten Net Operating Income (NOI) .........          $1,483,279
  Underwritten Net Cash Flow (NCF) ..................          $1,393,600

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------

                     MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller ............................           Citigroup
    Cut-Off Date Balance ............................         $14,877,866
    Percentage of Cut-Off Date Pool Balance .........                1.2%
    Cut-Off Date Loan Balance Per SF ................                $138
    Number of Mortgage Loans ........................                   1
    Type of Security ................................                 Fee
    Mortgage Rate ...................................              6.064%
    Original Term / Amortization ....................           120 / 360
    Remaining Term / Amortization ...................           119 / 359
    Cut-Off Date LTV* ...............................               79.9%
    Maturity Date LTV ...............................               69.9%
    Underwritten DSCR on NOI ........................              1.38x
    Underwritten DSCR on NCF ........................              1.29x

-----------------------------------------------------------------------------

---------
* For purposes of determining the LTV Ratios, such ratios were reduced by taking into account amounts available under a letter of credit or in cash reserves.


The following table presents information relating to major tenants at the Mortgaged Property:

                             RATINGS       NET      % OF NET
                             MOODY'S/    RENTABLE   RENTABLE    ACTUAL                  % OF ACTUAL   DATE OF LEASE
TENANT                      S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT       RENT       EXPIRATION
------                     ----------- ----------- ---------- ---------- ------------- ------------- --------------
Rave Motion Pictures .....   NR/NR/NR     58,916       54.5%   $17.50     $1,031,030        54.6%    December 2020
Mellow Mushroom ..........   NR/NR/NR      4,000        3.7    $18.00         72,000         3.8      January 2017
Atlanta Bread ............   NR/NR/NR      3,867        3.6    $18.00         69,601         3.7      January 2014
Gazebo ...................   NR/NR/NR      3,803        3.5    $12.00         45,636         2.4     February 2008
TJ Rileys, Inc. ..........   NR/NR/NR      2,800        2.6    $20.00         56,000         3.0      January 2009
                                          ------       ----               ----------        ----
TOTAL ....................                73,386       67.9%              $1,274,267        67.5%
                                          ======       ====               ==========        ====


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.
                                                     Top 20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

840 NORTH BROADWAY







                                [PHOTO OMITTED]









---------------------------------------------------------------------------

                         PROPERTY INFORMATION

    Number of Mortgaged Real Properties .........                  1
    Location (City, State) ......................        Everett, WA
    Property Type ............................... Office -- Suburban
    Size (SF) ...................................            111,908
    Occupancy as of September 30, 2003 ..........             100.0%
    Year Built / Year Renovated .................        1985 / 2002
    Appraisal Value .............................        $19,750,000
    Underwritten Occupancy ......................              98.0%
    Underwritten Revenues .......................         $1,960,434
    Underwritten Total Expenses .................           $369,318
    Underwritten Net Operating Income (NOI) .....         $1,591,116
    Underwritten Net Cash Flow (NCF) ............         $1,466,166

---------------------------------------------------------------------------


---------------------------------------------------------------------------

                     MORTGAGE LOAN INFORMATION

    Mortgage Loan Seller .......................             Artesia
    Cut-Off Date Balance .......................         $13,770,919
    Percentage of Cut-Off Date Pool ............                1.1%
    Cut-Off Date Loan Balance Per SF ...........                $123
    Number of Mortgage Loans ...................                   1
    Type of Security ...........................                 Fee
    Mortgage Rate ..............................              5.540%
    Original Term to ARD / Amortization ........            60 / 360
    Remaining Term to ARD / Amortization .......            56 / 356
    Cut-Off Date LTV ...........................               69.7%
    Maturity Date LTV ..........................               65.1%
    Underwritten DSCR on NOI ...................               1.68x
    Underwritten DSCR on NCF ...................               1.55x

---------------------------------------------------------------------------


The following table presents information relating to the single tenant at the Mortgaged Property:

                                 RATINGS       NET
                                 MOODY'S/    RENTABLE      % OF NET     ACTUAL RENT      ACTUAL     % OF ACTUAL       DATE OF
TENANT                          S&P/FITCH   AREA (SF)   RENTABLE AREA       PSF           RENT          RENT      LEASE EXPIRATION
------                          ---------- ----------- --------------- ------------- ------------- ------------- -----------------
State of Washington Department
 of General Administration ....  Aa1/AA/NR   111,908       100.00%         $16.19     $1,811,708        100.0%       June 2010



                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
================================================================================

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

o SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                AGGREGATE        % OF         % OF
                                   # OF                          CUT-OFF       CUT-OFF       CUT-OFF
                                  LOANS/       LOAN     LOAN       DATE       DATE POOL   DATE GROUP 1    CUT-OFF          MORTGAGE
SPONSOR                         PROPERTIES   NUMBERS   GROUP     BALANCE       BALANCE       BALANCE     DATE LTV   DSCR     RATE
-------                        ------------ --------- ------- -------------- ----------- -------------- ---------- ------ ----------
Tamir Sapir ..................     1/1          1         1    $143,333,333     11.1%         13.9%        63.7%    1.55x   5.3043%
Benjamin Winter, Melvin
 Heller ......................     1/1          2         1    $105,000,000      8.1%         10.2%        75.6%    1.32x    6.250%
Mark Karasick ................     1/1          3         1    $100,000,000      7.8%          9.7%        45.7%    2.08x    5.760%
Jeffrey C. Ackemann ..........     1/1          4         1    $ 80,000,000      6.2%          7.8%        61.1%    1.89x    5.360%
Jeffrey Feil, Lloyd Goldman ..     1/1          5         1    $ 80,000,000      6.2%          7.8%        73.4%    2.08x    5.320%


o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 1.9% of the Cut-Off Date Pool Balance (2.4% of the Cut-Off Date Group 1 Balance), are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the applicable Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. With respect to 1 Mortgage Loan, representing 1.0% of the Cut-Off Date Pool Balance (4.8% of the Cut-Off Date Group 2 Balance), there is existing subordinated debt secured by the Mortgaged Property, subject to the terms of a subordination and standstill agreement in favor of the lender. In addition, the lender has taken a security interest in the equity interests in the borrower. One (1) Mortgage Loan, representing 0.8% of the Cut-Off Date Pool Balance (1.0% of the Cut-Off Date Group 1 Balance), is part of a pool of 18 mortgage properties with secured debt, the position of which is subordinated pursuant to the terms of a subordination agreement. In the case of one (1) Mortgage Loan, representing 0.9% of the Cut-Off Date Pool Balance (1.2% of the Cut-Off Date Group 1 Balance ), the related loan documents provide that the borrower may incur, with lender consent required, additional secured debt. With respect to 1 Mortgage Loan, representing approximately 7.8% of the Cut-Off Date Pool Balance (9.7% of the Cut-Off Date Group 1 Balance), the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 8 Mortgage Loans, representing approximately 12.8% of the Cut-Off Date Pool Balance (16.0% of the Cut-Off Date Group 1 Balance), the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, 2 Mortgage Loans representing 2.0% of the Cut-Off Date Pool Balance (2.3% of the Cut-Off Date Group 1 Balance and 0.7% of the Cut-Off Date Group 2 Balance), provide that the borrower may incur unsecured debt other than in the ordinary course of business. In addition, substantially all of the mortgage loans permit the related borrower to incur limited indebtedness in the ordinary course of business or for capital expenditures that is not secured by the related mortgaged property. Furthermore, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                       GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C10
--------------------------------------------------------------------------------

o CO-LENDER LOANS. Eight (8) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 1, 3 and 30 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $253,473,583, representing 19.6% of the Cut-Off Date Pool Balance (23.7% of the Cut-Off Date Group 1 Balance and 3.9% of the Cut-Off Date Group 2 Balance). Each Co-Lender Loan and its related companion loan are cross-defaulted. No companion loan, other than the Starrett-Lehigh Building Subordinate Loan, is part of the trust fund. Each Co-Lender Loan is subject to the terms of an intercreditor agreement. One of these Co-Lender Loans (the "11 Madison Avenue Loan") is part of a split loan structure where three companion loans that are part of this split loan structure are pari passu in right of entitlement to payment with the 11 Madison Avenue Loan (the "11 Madison Avenue Pari Passu Loans") and three companion loans that are part of this split loan structure are subordinate in certain respects to the 11 Madison Avenue Loan and the 11 Madison Avenue Pari Passu Loans. One of these Co-Lender Loans (the "Starrett-Lehigh Building Loan") is part of a split loan structure where one companion loan that is part of this split loan structure is pari passu in right of entitlement to payment with the Starrett- Lehigh Building Loan (the "Starrett-Lehigh Building Pari Passu Loan") and the other related companion loan that is part of this split loan structure is subordinate in certain respects to the Starrett-Lehigh Building Loan and the Starrett-Lehigh Building Pari Passu Loan. With respect to the other Co-Lender Loan, the holder of the companion loan has agreed to subordinate its interest in certain respects to the related Co-Lender Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan.

o ENVIRONMENTAL CONSIDERATIONS. With respect to 2 Mortgage Loans, representing approximately 0.5% of the Cut-Off Date Pool Balance (0.7% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain a secured creditor impaired property environmental insurance policy with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of "AAA" from S&P. Each policy has a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS -- Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.


                                     NOTES





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
 BANC OF AMERICA SECURITIES LLC                     GOLDMAN, SACHS & CO.

                                       62